Exhibit 99.2

Supplemental **Disclosure**

Quarter ended June 30, 2024

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended June 30, 2024

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA & Reconciliation of Debt Obligations, Net to Net Principal Debt	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and Youtube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended June 30, 2024

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Adjusted SOFR	Secured Overnight Financing Rate, plus 0.10%.

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss), calculated in accordance with GAAP, excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. Net Principal Debt to Adjusted EBITDA, current quarter annualized and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated as Net Principal Debt divided by quarterly annualized Adjusted EBITDA or trailing twelve month Adjusted EBITDA, respectively. EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Essential Tenants	Businesses deemed necessary for day-to-day living, such as grocery, pharmacy, and general merchandise (discount) businesses.

Generally Accepted Accounting Principles ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

Net Principal Debt
Debt obligations, net, calculated in accordance with GAAP, excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. A reconciliation of debt obligations, net to Net Principal Debt is provided on page 7.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:	Three Months Ended 6/30/24	Six Months Ended 6/30/24

	Total properties in Brixmor Property Group portfolio	360	360
	Acquired properties excluded from Same Property NOI	(2)	(2)
	Additional exclusions (1)	(3)	(4)
	Same Property NOI pool (2)	355	354

(1) Additional exclusions for the three months ended June 30, 2024 and 2023 include two properties that were subject to partial dispositions in 2023 and one property that was subject to partial disposition in 2024. Additional exclusions for the six months ended June 30, 2024 and 2023 include three properties that were subject to partial dispositions in 2023 and one property subject to partial disposition in 2024.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2023 is excluded from the Same Property NOI pool for the three and six months ended June 30, 2024 and 2023.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months, are useful to investors in measuring its operating performance because they exclude items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Six Months Ended
Summary Financial Results	6/30/24	6/30/23	6/30/24	6/30/23
Total revenues (page 6)	$ 315,689	$ 309,793	$ 635,930	$ 621,237
Net income (page 6)	70,125	56,408	159,030	168,654
Net income per diluted share (page 6)	0.23	0.19	0.52	0.56
NOI (page 10)	231,665	220,703	463,667	442,617
EBITDA (page 7)	216,453	193,343	448,775	442,720
EBITDAre (page 7)	219,919	206,222	437,099	408,231
Adjusted EBITDA (page 7)	219,651	201,909	436,876	403,976
Cash Adjusted EBITDA (page 7)	209,854	192,912	417,795	388,301
Nareit FFO (page 8)	163,809	157,093	327,245	308,719
Nareit FFO per diluted share (page 8)	0.54	0.52	1.08	1.02
Items that impact FFO comparability, net per share (page 8)	0.00	0.01	0.00	0.01
Dividends declared per share (page 8)	0.2725	0.2600	0.5450	0.5200
Dividend payout ratio (as % of Nareit FFO) (page 8)	50.1%	49.8%	50.2%	50.6%

	Three Months Ended
Summary Operating and Financial Ratios	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23
NOI margin (page 10)	76.0%	74.7%	72.9%	74.2%	73.5%
Same property NOI performance (page 11) (1)	5.5%	5.9%	3.1%	4.8%	2.7%
Fixed charge coverage, current quarter annualized (page 13)	4.1x	4.2x	4.3x	4.3x	4.3x
Fixed charge coverage, trailing twelve months (page 13)	4.2x	4.3x	4.2x	4.2x	4.1x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (page 7) (2)	5.6x	5.6x	6.0x	6.1x	6.1x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (page 7) (2)	5.8x	5.9x	6.1x	6.1x	6.1x

Outstanding Classes of Stock	As of 6/30/24	As of 3/31/24	As of 12/31/23	As of 9/30/23	As of 6/30/23
Common shares outstanding (page 13)	301,345	301,299	300,596	300,596	300,593

	Three Months Ended
Summary Acquisitions and Dispositions	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23
Aggregate purchase price of acquisitions (page 17)	$ 17,250	$ —	$ 400	$ —	$ 1,803
Aggregate sale price of dispositions (page 18)	345	68,960	21,576	16,975	26,771
NOI adjustment for acquisitions and dispositions, net (3)	65

Summary Portfolio Statistics (4)	As of 6/30/24	As of 3/31/24	As of 12/31/23	As of 9/30/23	As of 6/30/23
Number of properties (page 26)	360	359	362	364	365
Percent billed (page 26)	91.4%	90.6%	90.6%	90.0%	90.4%
Percent leased (page 26)	95.4%	95.1%	94.7%	93.9%	94.1%
ABR PSF (page 26)	$ 17.26	$ 17.12	$ 16.88	$ 16.77	$ 16.60
New lease rent spread (page 29)	50.2%	39.7%	37.4%	52.7%	22.4%
New & renewal lease rent spread (page 29)	27.7%	19.5%	19.6%	22.3%	15.4%
Total - new, renewal & option lease rent spread (page 29)	19.7%	14.1%	15.6%	17.5%	12.9%
Total - new, renewal & option GLA (page 29)	2,343,546	2,626,599	2,679,220	2,733,476	2,302,495

2024 Guidance	Current	Previous (at 4/29/24)	YTD
Nareit FFO per diluted share	$2.11 - 2.14	$2.08 - $2.11	$1.08
Same property NOI performance	4.25% - 5.00%	3.50% - 4.25%	5.7%

(1) Reflects same property NOI as reported for the specified period.
(2) Net Principal Debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2024

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	6/30/24	12/31/23
Assets
Real estate
Land	$1,779,106	$1,794,011
Buildings and tenant improvements	8,673,678	8,570,874
Construction in progress	109,735	126,007
Lease intangibles	499,460	504,995
	11,061,979	10,995,887
Accumulated depreciation and amortization	(3,315,103)	(3,198,980)
Real estate, net	7,746,876	7,796,907
Cash and cash equivalents	473,615	866
Restricted cash	1,341	18,038
Marketable securities	21,985	19,914
Receivables, net, including straight-line rent receivables of $195,330 and $180,810, respectively	252,664	278,775
Deferred charges and prepaid expenses, net	169,872	164,061
Real estate assets held for sale	11,048	—
Other assets	53,300	54,155
Total assets	$8,730,701	$8,332,716

Liabilities
Debt obligations, net	$5,375,222	$4,933,525
Accounts payable, accrued expenses and other liabilities	500,293	548,890
Total liabilities	5,875,515	5,482,415

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
310,472,378 and 309,723,386 shares issued and 301,345,386 and 300,596,394
shares outstanding	3,013	3,006
Additional paid-in capital	3,307,357	3,310,590
Accumulated other comprehensive income (loss)	12,377	(2,700)
Distributions in excess of net income	(467,561)	(460,595)
Total equity	2,855,186	2,850,301
Total liabilities and equity	$8,730,701	$8,332,716

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/24	6/30/23	6/30/24	6/30/23
Revenues
Rental income	$315,587	$309,192	$635,076	$620,322
Other revenues	102	601	854	915
Total revenues	315,689	309,793	635,930	621,237

Operating expenses
Operating costs	36,919	35,705	74,076	71,600
Real estate taxes	36,349	43,712	77,757	88,400
Depreciation and amortization	92,018	88,812	183,236	176,553
Impairment of real estate assets	5,280	16,736	5,280	17,836
General and administrative	29,689	28,514	58,180	57,686
Total operating expenses	200,255	213,479	398,529	412,075

Other income (expense)
Dividends and interest	6,632	57	10,509	72
Interest expense	(53,655)	(47,485)	(105,143)	(96,165)
Gain on sale of real estate assets	1,814	3,857	16,956	52,325
Gain on extinguishment of debt, net	281	4,350	281	4,350
Other	(381)	(685)	(974)	(1,090)
Total other expense	(45,309)	(39,906)	(78,371)	(40,508)

Net income	$70,125	$56,408	$159,030	$168,654

Net income per common share:
Basic	$0.23	$0.19	$0.53	$0.56
Diluted	$0.23	$0.19	$0.52	$0.56
Weighted average shares:
Basic	302,197	300,961	302,120	300,899
Diluted	302,903	302,285	302,796	302,234

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 6

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/24	6/30/23	6/30/24	6/30/23

Net income	$70,125	$56,408	$159,030	$168,654
Interest expense	53,655	47,485	105,143	96,165
Federal and state taxes	655	638	1,366	1,348
Depreciation and amortization	92,018	88,812	183,236	176,553
EBITDA	216,453	193,343	448,775	442,720
Gain on sale of real estate assets	(1,814)	(3,857)	(16,956)	(52,325)
Impairment of real estate assets	5,280	16,736	5,280	17,836
EBITDAre	$219,919	$206,222	$437,099	$408,231

EBITDAre	$219,919	$206,222	$437,099	$408,231
Transaction expenses, net	13	37	58	95
Gain on extinguishment of debt, net	(281)	(4,350)	(281)	(4,350)
Total adjustments	(268)	(4,313)	(223)	(4,255)
Adjusted EBITDA	$219,651	$201,909	$436,876	$403,976

Adjusted EBITDA	$219,651	$201,909	$436,876	$403,976
Straight-line rental income, net	(7,981)	(7,421)	(15,536)	(11,422)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,810)	(1,568)	(3,534)	(4,236)
Straight-line ground rent expense, net (1)	(6)	(8)	(11)	(17)
Total adjustments	(9,797)	(8,997)	(19,081)	(15,675)
Cash Adjusted EBITDA	$209,854	$192,912	$417,795	$388,301

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	6/30/24
Debt obligations, net	$5,375,222
Less: Net unamortized premium	(15,681)
Add: Deferred financing fees	28,912
Less: Cash, cash equivalents and restricted cash	(474,956)
Net Principal Debt	$4,913,497

Adjusted EBITDA, current quarter annualized	$878,604
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.6x

Adjusted EBITDA, trailing twelve months	$841,907
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.8x

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/24	6/30/23	6/30/24	6/30/23

Net income	$70,125	$56,408	$159,030	$168,654
Depreciation and amortization related to real estate	90,218	87,806	179,891	174,554
Gain on sale of real estate assets	(1,814)	(3,857)	(16,956)	(52,325)
Impairment of real estate assets	5,280	16,736	5,280	17,836
Nareit FFO	$163,809	$157,093	$327,245	$308,719

Nareit FFO per diluted share	$0.54	$0.52	$1.08	$1.02
Weighted average diluted shares outstanding	302,903	302,285	302,796	302,234

Items that impact FFO comparability
Transaction expenses, net	$(13)	$(37)	$(58)	$(95)
Gain on extinguishment of debt, net	281	4,350	281	4,350
Total items that impact FFO comparability	$268	$4,313	$223	$4,255
Items that impact FFO comparability, net per share	$0.00	$0.01	$0.00	$0.01

Additional Disclosures
Straight-line rental income, net	$7,981	$7,421	$15,536	$11,422
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,810	1,568	3,534	4,236
Straight-line ground rent expense, net (1)	6	8	11	17

Dividends declared per share	$0.2725	$0.2600	$0.5450	$0.520
Dividends declared	$82,117	$78,154	$164,221	$156,296
Dividend payout ratio (as % of Nareit FFO)	50.1%	49.8%	50.2%	50.6%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	6/30/24	12/31/23

Deferred charges and prepaid expenses, net
Deferred charges, net	$143,675	$141,816
Prepaid expenses, net	26,197	22,245
Total deferred charges and prepaid expenses, net	$169,872	$164,061

Other assets
Right-of-use asset	$30,484	$32,350
Furniture, fixtures and leasehold improvements, net	12,568	14,120
Interest rate swaps	5,349	4,364
Other	4,899	3,321
Total other assets	$53,300	$54,155

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$257,127	$289,215
Below market leases, net	78,552	82,583
Dividends payable	85,472	85,692
Lease liability	30,767	36,105
Interest rate swaps	—	6,877
Other	48,375	48,418
Total accounts payable, accrued expenses and other liabilities	$500,293	$548,890

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/24	6/30/23	6/30/24	6/30/23
Net Operating Income Detail
Base rent	$229,323	$223,099	$456,799	$445,301
Expense reimbursements	68,543	70,612	140,798	142,477
Revenues deemed uncollectible	(1,145)	(1,961)	(1,002)	(3,047)
Ancillary and other rental income / Other revenues	5,875	6,425	12,313	12,169
Percentage rents	2,343	1,953	6,603	5,734
Operating costs	(36,925)	(35,713)	(74,087)	(71,617)
Real estate taxes	(36,349)	(43,712)	(77,757)	(88,400)
Net operating income	$231,665	$220,703	$463,667	$442,617

Operating Ratios
NOI margin (NOI / revenues)	76.0%	73.5%	75.3%	73.4%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	93.5%	88.9%	92.7%	89.0%

Reconciliation of Net Income to Net Operating Income
Net income	$70,125	$56,408	$159,030	$168,654
Lease termination fees	(959)	(676)	(1,349)	(2,945)
Straight-line rental income, net	(7,981)	(7,421)	(15,536)	(11,422)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,810)	(1,568)	(3,534)	(4,236)
Straight-line ground rent expense, net (1)	(6)	(8)	(11)	(17)
Depreciation and amortization	92,018	88,812	183,236	176,553
Impairment of real estate assets	5,280	16,736	5,280	17,836
General and administrative	29,689	28,514	58,180	57,686
Total other expense	45,309	39,906	78,371	40,508
Net operating income	$231,665	$220,703	$463,667	$442,617

Supplemental Statement of Operations Detail
Rental income
Base rent	$229,323	$223,099	$456,799	$445,301
Expense reimbursements	68,543	70,612	140,798	142,477
Revenues deemed uncollectible	(1,145)	(1,961)	(1,002)	(3,047)
Lease termination fees	959	676	1,349	2,945
Straight-line rental income, net	7,981	7,421	15,536	11,422
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,810	1,568	3,534	4,236
Ancillary and other rental income	5,773	5,824	11,459	11,254
Percentage rents	2,343	1,953	6,603	5,734
Total rental income	$315,587	$309,192	$635,076	$620,322

Other revenues	$102	$601	$854	$915

Interest expense
Note interest	$47,884	$41,338	$93,509	$83,992
Unsecured credit facility and term loan interest	5,702	6,118	11,417	12,054
Capitalized interest	(1,007)	(949)	(1,927)	(1,898)
Deferred financing cost amortization	1,795	1,714	3,591	3,469
Debt premium and discount accretion, net	(719)	(736)	(1,447)	(1,452)
Total interest expense	$53,655	$47,485	$105,143	$96,165

Other
Federal and state taxes	$655	$638	$1,366	$1,348
Other	(274)	47	(392)	(258)
Total other	$381	$685	$974	$1,090

Additional Disclosures
Capitalized construction compensation costs	$5,018	$4,272	$9,953	$8,905
Capitalized real estate taxes, insurance, and utilities	828	942	1,811	1,888
Capitalized leasing legal costs (2)	652	1,021	1,658	2,394
Capitalized leasing commission costs	2,014	1,792	4,093	4,003
Equity compensation expense, net	5,442	4,644	8,801	8,835

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 10

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/24	6/30/23	Change	6/30/24	6/30/23	Change
Same Property NOI Analysis
Number of properties	355	355	—	354	354	—
Percent billed	91.4%	90.5%	0.9%	91.4%	90.5%	0.9%
Percent leased	95.4%	94.2%	1.2%	95.4%	94.2%	1.2%

Revenues
Base rent	$227,524	$219,260		$451,980	$435,478
Expense reimbursements	68,303	69,433		139,536	139,096
Revenues deemed uncollectible	(1,389)	(1,973)		(1,174)	(3,081)
Ancillary and other rental income / Other revenues	5,845	6,126		12,085	11,542
Percentage rents	2,341	1,940		6,575	5,655
	302,624	294,786	2.7%	609,002	588,690	3.5%
Operating expenses
Operating costs	(36,629)	(34,383)		(72,913)	(68,511)
Real estate taxes	(36,525)	(42,947)		(77,454)	(86,316)
	(73,154)	(77,330)	(5.4)%	(150,367)	(154,827)	(2.9)%
Same property NOI	$229,470	$217,456	5.5%	$458,635	$433,863	5.7%

NOI margin	75.8%	73.8%		75.3%	73.7%
Expense recovery ratio	93.4%	89.8%		92.8%	89.8%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$8,264	3.8%		$16,502	3.8%
Revenues deemed uncollectible	584	0.2%		1,907	0.5%
Net expense reimbursements	3,046	1.4%		4,900	1.1%
Ancillary and other rental income / Other revenues	(281)	(0.1)%		543	0.1%
Percentage rents	401	0.2%		920	0.2%
		5.5%			5.7%

Reconciliation of Net Income to Same Property NOI
Net income	$70,125	$56,408		$159,030	$168,654
Adjustments:
Non-same property NOI	(2,195)	(3,247)		(5,032)	(8,754)
Lease termination fees	(959)	(676)		(1,349)	(2,945)
Straight-line rental income, net	(7,981)	(7,421)		(15,536)	(11,422)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,810)	(1,568)		(3,534)	(4,236)
Straight-line ground rent expense, net	(6)	(8)		(11)	(17)
Depreciation and amortization	92,018	88,812		183,236	176,553
Impairment of real estate assets	5,280	16,736		5,280	17,836
General and administrative	29,689	28,514		58,180	57,686
Total other expense	45,309	39,906		78,371	40,508
Same property NOI	$229,470	$217,456		$458,635	$433,863

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 11

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/24	6/30/23	6/30/24	6/30/23
Leasing related:
Tenant improvements and tenant inducements	$23,544	$20,025	$45,293	$38,398
External leasing commissions	3,287	3,934	6,794	6,725
	26,831	23,959	52,087	45,123

Maintenance capital expenditures	10,924	13,990	16,885	24,634
Total leasing related and maintenance capital expenditures	$37,755	$37,949	$68,972	$69,757

Value-enhancing:
Anchor space repositionings	$14,774	$10,863	$26,900	$19,856
Outparcel developments	2,828	2,183	4,987	3,427
Redevelopments	29,729	29,229	50,481	57,849
Other (1)	5,708	6,418	13,452	11,108
Total value-enhancing capital expenditures	$53,039	$48,693	$95,820	$92,240

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			6/30/24	12/31/23
Equity Capitalization:
Common shares outstanding			301,345	300,596
Common share price			$23.09	$23.27
Total equity capitalization			$6,958,056	$6,994,869

Debt:
Revolving credit facility			$—	$18,500
Term loan facility			500,000	500,000
Unsecured notes			4,888,453	4,418,805
Total principal debt			5,388,453	4,937,305
Add: Net unamortized premium			15,681	20,974
Less: Deferred financing fees			(28,912)	(24,754)
Debt obligations, net			5,375,222	4,933,525
Less: Cash, cash equivalents and restricted cash			(474,956)	(18,904)
Net debt			$4,900,266	$4,914,621

Total market capitalization			$11,858,322	$11,909,490

Liquidity:
Cash, cash equivalents and restricted cash			$474,956	$18,904
Available under Revolving Credit Facility (1)			1,248,597	1,230,074
			$1,723,553	$1,248,978

Ratios:
Principal debt to total market capitalization			45.4%	41.5%
Principal debt to total assets, before depreciation			44.7%	42.8%
Unencumbered assets to unsecured debt			2.2x	2.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (2)			5.6x	6.0x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (2)			5.8x	6.1x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.1x	4.3x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.2x	4.2x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	4.3x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.2x	4.2x

			As of	As of
			6/30/24	12/31/23
Percentage of total debt: (3)
Fixed			100.0%	99.6%
Variable			—%	0.4%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.8	4.1
Variable			—	2.5
Total			4.8	4.1

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa3	Positive
S&P Global Ratings	BBB	Stable

(1) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(2) Net Principal Debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of July 29, 2024.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2024	$—	—%
2025	670,000	3.85%
2026	607,542	4.17%
2027	900,000	3.94%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
2032	—	—%
2033	—	—%
2034+	800,000	5.63%
Total Debt Obligations	$5,388,453	4.01%

Net unamortized premium	15,681
Deferred financing costs	(28,912)
Debt Obligations, Net	$5,375,222

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (Adjusted SOFR + 95 basis points) (2)(3)(4)	$500,000	3.98%	7/26/27	9.28%

Unsecured Notes
3.85% 2025 Brixmor OP Notes	670,000	3.85%	2/1/25	12.43%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.13%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.11%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.42%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.50%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	13.92%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	14.85%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.28%
5.50%, 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.43%
5.75%, 2035 Brixmor OP Notes	400,000	5.75%	2/15/35	7.43%
Total Fixed Rate Unsecured Notes	4,888,453	4.01%		90.72%

Total Fixed Rate Debt	$5,388,453	4.01%		100.00%

Variable Rate Debt:
Revolving Credit Facility (Adjusted SOFR + 85 basis points) (4)	$—	6.28%	6/30/26	—%

Total Variable Rate Debt	$—	6.28%		—%

Total Debt Obligations	$5,388,453	4.01%		100.00%

Net unamortized premium	15,681
Deferred financing costs	(28,912)
Debt Obligations, Net	$5,375,222

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective June 1, 2022, $300.0 million of the Term Loan Facility is swapped from Adjusted SOFR to a fixed, combined rate of 2.59% (plus a spread, currently 95 basis points) through July 26, 2024. Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 95 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 95 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.
(4) Effective July 8, 2024, the Term Loan Facility and Revolving Credit Facility qualify for a 2 basis point rate reduction due to the achievement of certain sustainability metric targets for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	6/30/24

I. Aggregate debt test	< 65%	45.7%
Total Debt		5,375,222
Total Assets		11,762,656

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		11,762,656

III. Unencumbered asset ratio	> 150%	218.8%
Total Unencumbered Assets		11,762,656
Unsecured Debt		5,375,222

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.9x	3.8x
Consolidated EBITDA		841,907	873,752
Annual Debt Service Charge		218,617	231,251

(1) The Company had no secured debt as of June 30, 2024.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, 2.500% 2031 Notes, 5.500% 2034 Notes, and 5.750% 2035 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 11, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	6/30/24

I. Leverage ratio	< 60%	34.6%
Total Outstanding Indebtedness		5,388,453
Balance Sheet Cash (1)		487,279
Total Asset Value		14,162,418

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		487,279
Total Asset Value		14,162,418

III. Unsecured leverage ratio	< 60%	34.6%
Total Unsecured Indebtedness		5,388,453
Unrestricted Cash (3)		485,938
Unencumbered Asset Value		14,162,418

IV. Fixed charge coverage ratio	> 1.5x	4.2x
Total Net Operating Income		920,006
Capital Expenditure Reserve		9,563
Fixed Charges		218,605

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of June 30, 2024.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 28, 2022 filed as Exhibit 10.1 to Form 10-Q, filed with the Securities and Exchange Commission on May 2, 2022.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2024

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

There were no acquisitions completed during the three months ended March 31, 2024.

Three Months Ended June 30, 2024
West Center	New York-Newark-Jersey City, NY-NJ-PA	4/24/24	$17,250	42,594	98.9%	29.53	Wild by Nature Market (King Kullen)
			$17,250	42,594

	TOTAL - SIX MONTHS ENDED JUNE 30, 2024		$17,250	42,594

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2024
18 Ryan	Detroit-Warren-Dearborn, MI	1/31/24	$12,400	101,564	100.0%	$10.01	Dream Market, Dollar Tree, Planet Fitness
Mall at 163rd Street	Miami-Fort Lauderdale-Pompano Beach, FL	3/11/24	46,000	342,385	76.8%	12.83	Citi Trends, Ross Dress for Less
North Dixie Plaza	Elizabethtown-Fort Knox, KY	3/28/24	10,560	130,466	100.0%	8.62	At Home, Staples
			$68,960	574,415

Three Months Ended June 30, 2024
Land at Western Village (4)	Cincinnati, OH-KY-IN	4/23/24	$95	—	—%	$—	-
Victory Square - Bridgestone (4)	Savannah, GA	6/20/24	250	6,702	100.0%	N/A	-
			$345	6,702

	TOTAL - SIX MONTHS ENDED JUNE 30, 2024		$69,305	581,117

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 18

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2024
1	Kingston Overlook	Knoxville, TN	Remerchandise former Badcock Furniture with a 24K SF Sprouts Farmers Market

In Process Projects
2	Springdale	Mobile, AL	Remerchandise former Michaels with a 10K SF Five Below and additional retailers
3	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Party City with an 11K SF Five Below and a 4K SF Wells Fargo
4	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
5	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Stein Mart with a 17K SF Ace Hardware and a 13K SF Activate
6	Center of Bonita Springs	Cape Coral-Fort Myers, FL	Remerchandise former Old Time Pottery with a 42K SF Kohl's and a 29K SF Burlington Stores
7	Coastal Way - Coastal Landing - Project I	Tampa-St. Petersburg-Clearwater, FL	Terminate existing Bed Bath & Beyond and remerchandise with a 28K SF Sprouts Farmers Market
8	Coastal Way - Coastal Landing - Project II	Tampa-St. Petersburg-Clearwater, FL	Demolish former Sears to accommodate construction of a 104K SF BJ's Wholesale Club
9	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Best Buy with a 55K SF Tony's Fresh Market (Heritage Grocers)
10	Pine Tree Shopping Center	Portland-South Portland, ME	Remerchandise former Big Lots with a 25K SF ALDI
11	Arborland Center	Ann Arbor, MI	Remerchandise former Bed Bath & Beyond with a 22K SF Marshalls, a 20K SF HomeGoods and additional retailers
12	Redford Plaza	Detroit-Warren-Dearborn, MI	Relocate and rightsize existing Burlington Stores to 30K SF and remerchandise the vacated space with a 23K SF Ross Dress for Less and a 15K SF Aaron's
13	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise former Valu Thrift Store with a 22K SF Ross Dress for Less and a 12K SF Five Below
14	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Bed Bath & Beyond with a 29K SF Planet Fitness and additional retailers
15	Parkway Plaza	Binghamton, NY	Remerchandise former PriceRite with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
16	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise anchor space with a 44K SF Whole Foods Market (Amazon) and an 11K SF Barnes & Noble
17	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Combine several small shop spaces for a 19K SF Planet Fitness
18	Ridglea Plaza	Dallas-Fort Worth-Arlington, TX	Combine adjacent spaces for a 53K SF EōS Fitness
19	Northshore - Project II	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	19	$95,200	$41,850	7% - 14%
STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended June 30, 2024
1	Granada Shoppes	Naples-Marco Island, FL	Remerchandise former Orchard Supply Hardware with a 29K SF HomeSense and a 9K SF Five Below
2	Speedway Super Center	Indianapolis-Carmel-Anderson, IN	Combine adjacent small shop spaces for an 11K SF pOpshelf
3	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Combine several small shop spaces for a 15K SF Barnes & Noble
4	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Randall's and adjacent spaces with a 64K SF Tesla showroom and service center
Projects Stabilized During the Three Months Ended March 31, 2024
5	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Big Lots with a 26K SF Sprouts Farmers Market
6	Northshore - Project I	Houston-The Woodlands-Sugar Land, TX	Combine adjacent small shop spaces for a 12K SF specialty medical use

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	6	$17,350	12%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 19

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS (2)

	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2024
1	Pacoima Center	Los Angeles-Long Beach-Anaheim, CA	Construction of a 3K SF Starbucks with a drive-thru	Mar-25	$500	$400	54%
	In Process Projects
2	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Sep-24	4,900	4,600	9%
3	Brunswick Town Center	Cleveland-Elyria, OH	Construction of an 8K SF multi-tenant outparcel, including a 4K SF First Watch and a 4K SF Mission BBQ	Sep-24	3,550	2,900	9%
4	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Construction of a 2K SF Chipotle	Dec-24	1,700	1,100	10%
5	Bedford Grove	Manchester-Nashua, NH	Construction of a 7K SF Evviva Trattoria endcap	Dec-24	800	700	14%
6	McMullen Creek Market	Charlotte-Concord-Gastonia, NC-SC	Construction of a 4K SF Aspen Dental	Dec-24	1,750	1,350	10%
7	Panama City Square	Panama City, FL	Construction of a 6K SF LongHorn Steakhouse	Mar-25	1,800	1,500	8%
8	Mansell Crossing	Atlanta-Sandy Springs-Alpharetta, GA	Construction of an 11K SF Cooper’s Hawk Winery & Restaurant	Jun-25	4,900	700	10%

	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$19,900	$13,250	11%

				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During the Three Months Ended June 30, 2024
1	Springdale (3)	Mobile, AL	Construction of a 1K SF Seven Brew	Jun-24		$100	78%
2	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Construction of a 1K SF Dutch Bros. Coffee	Jun-24		550	8%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$650	18%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(3) Project commenced and stabilized during the three months ended June 30, 2024.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 20

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2024
1	Burlington Square I, II & III	Boston-Cambridge-Newton, MA-NH	Redevelopment and reconfiguration of center to accommodate new retailers including a 5K SF Tatte Bakery & Cafe, a 4K SF Life Alive Organic Cafe, and a 2K SF YogaSix; and shopping center upgrades including façade and sidewalk renovations, new landscaping and stormwater improvements, and common area enhancements	7	Sep-25	$8,500	$600	12%
2	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a 10K SF Activate and a 10K SF Dick's Last Resort; rebranding and reconfiguration of first level to match Phase I improvements including an entry roadway and valet; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas and improved pedestrian plazas	17	Mar-26	40,450	4,750	9%
3	Westridge Court / Block 59	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment, reconfiguration, and rebranding of center, including the demolition of an underutilized two-story building, to accommodate the addition of a vibrant restaurant and entertainment district with an event plaza through the construction of multiple outparcels including a 9K SF The Cheesecake Factory, an 8K SF Yard House, an 8K SF Ruth's Chris Steak House, a 3K SF Shake Shack, and a 2K SF Stan's Donuts; construction of additional multi-tenant outparcels including a 7K SF Piccolo Buco and a 4K SF First Watch and a 3K SF Velvet Taco, a 2K SF Crisp & Green, and a 2K SF Fresh Fin; and shopping center upgrades including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Sep-26	53,200	7,600	9%
	In Process Projects
4	Vail Ranch Center	Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken, and additional retailers; remerchandise additional small shop space with relevant retailers including a 6K SF Bark Social; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Dec-24	10,750	9,550	9%
5	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including a 29K SF Sports & Social, an 11K SF Hampton Social, a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-24	41,250	29,300	8%
6	East Port Plaza	Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Dec-24	7,150	4,050	8%
7	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and reconfiguration of center to accommodate addition of a 24K SF Sprouts Farmers Market and a 10K SF JD Sports; construction of several outparcels including a 3K SF Raising Cane's and a 2K SF Panda Express; and shopping center upgrades including façade and sidewalk renovations, new landscaping and signage, and common area enhancements	36	Dec-24	40,900	30,350	7%
8	Middletown Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Walgreens, Party Fair, and additional junior anchor space with a 14K SF Trader Joe's and additional retailers; and shopping center upgrades including façade and sidewalk renovations, and new landscaping and signage	21	Mar-25	8,900	4,650	9%
9	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements	11	Jun-25	4,900	3,350	8%
10	WaterTower Plaza	Worcester, MA-CT	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements	27	Jun-25	11,200	10,350	10%
11	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Supermarket; and shopping center upgrades including façade renovations	9	Jun-25	2,150	1,850	15%
12	The Davis Collection	Sacramento-Roseville-Folsom, CA	Extensive redevelopment, reconfiguration, and rebranding of center including demolition of 92K SF to accommodate construction of a 25K SF Nordstrom Rack, a 17K SF PetSmart, a 10K SF Ulta, and approximately 20K SF of additional retail surrounding an outdoor community courtyard; construction of two multi-tenant outparcel buildings including a 4K SF Urban Plates, a 3K SF The Melt, a 2K SF Mendocino Farms, and additional retailers; and shopping center upgrades including construction of pedestrian plazas and walkways, new landscaping and signage, and parking enhancements	8	Sep-25	45,950	12,800	8%
13	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Bob's Stores and adjacent retail space with a 21K SF Burlington Stores; remerchandise former Blink Fitness with a 10K SF Five Below and additional retailers; construction of outparcels including a 5K SF Chick-fil-A and a 4K SF Aspen Dental; and shopping center upgrades including façade and sidewalk renovations	25	Sep-25	12,900	6,700	10%

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 21

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

14	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies "R" Us location; backfill of former Golf Galaxy with a 16K SF Petco; redevelopment of former Gordmans with a 27K SF Sierra Trading Post and an additional retailer; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Dec-25	15,900	13,700	8%
15	Tinley Park Plaza (2)	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; and shopping center upgrades including façade and roof renovations	22	Dec-25	11,000	3,300	12%
16	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a multi-tenant outparcel building; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Mar-26	34,600	21,800	7%
17	Wynnewood Village - Phase IV (3)	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; construction of two multi-tenant outparcel buildings; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Jun-26	44,800	11,200	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$394,500	$175,900	9%

				Property	Stabilization		Net Project	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter		Costs (1,4)	Yield (1,4)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended June 30, 2024
1	Plymouth Square Shopping Center (5)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandise of 94K SF in-line and lower-level retail space, including a 19K SF Planet Fitness, an 8K SF P.J. Whelihan's Pub + Restaurant, a 7K SF My Salon Suites, a 7K SF Rally House, and additional retailers; and shopping center upgrades including façade and parking renovations, new landscaping and signage, and improved pedestrian and vehicular access	17	Jun-24		$22,300	7%

	Projects Stabilized During The Three Months Ended March 31, 2024
2	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Mrs. Green's Natural Market, former Pet Valu, and former Rite Aid with a 12K SF Barnes & Noble, a 10K SF Ulta, a 6K SF J.Crew, and a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	6	Mar-24		8,050	14%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$30,350	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $0.5M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(5) Net project costs exclude $0.3M of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
3	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
4	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
5	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Extensive repositioning and reconfiguration, densification of site
6	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
7	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential multi family and/or medical office component
8	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	Metro 580 (1)	San Francisco-Oakland-Berkeley, CA	Redevelopment of existing anchor space for multiple retailers
3	Arvada Plaza	Denver-Aurora-Lakewood, CO	Redevelopment and repositioning of shopping center
4	Colonial Commons - Orange (1)	New Haven-Milford, CT	Redevelopment and repositioning of shopping center
5	Coconut Creek Plaza	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space, inline shop space and outparcel development
6	Sunrise Town Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment and repositioning of shopping center with new anchor prototype
7	Venetian Isle Shopping Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
8	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
9	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
10	Kings Market	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
11	Northeast Plaza	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
12	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment and repositioning of shopping center
13	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment and reposition of rear portion of shopping center
14	London Marketplace	London, KY	Redevelopment and expansion of existing anchor space
15	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment of existing anchor space, inline shop space and outparcel development
16	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center
17	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
18	West Center (1)	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment and repositioning of shopping center, densification of site
19	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
20	Harpers Station	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers
21	South Towne Centre	Dayton-Kettering, OH	Redevelopment of existing anchor space for multiple retailers
22	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
23	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
24	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
25	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
26	Circle Center	Hilton Head Island-Bluffton, SC	Redevelopment and repositioning of shopping center
27	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
28	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
29	Webb Royal Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
30	Braesgate	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

31	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
32	Lake Pointe Village	Houston-The Woodlands-Sugar Land, TX	Reposition of existing vacant space and site densification
33	Maplewood	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
34	Hanover Square	Richmond, VA	Densification of site, including multi-tenant outparcel development

(1) Indicates project added to the pipeline during the three months ended June 30, 2024.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2023.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2024

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		6/30/24	3/31/24	12/31/23	9/30/23	6/30/23

Number of properties		360	359	362	364	365
GLA		63,750,978	63,870,524	64,460,825	64,827,439	64,897,615
Percent billed		91.4%	90.6%	90.6%	90.0%	90.4%
Percent leased		95.4%	95.1%	94.7%	93.9%	94.1%
TOTAL ≥ 10,000 SF		97.5%	97.3%	96.8%	95.7%	96.2%
TOTAL < 10,000 SF		90.8%	90.5%	90.3%	89.8%	89.4%
ABR		$987,681	$978,178	$968,949	$958,128	$952,560
ABR PSF		$17.26	$17.12	$16.88	$16.77	$16.60

PORTFOLIO BY UNIT SIZE AS OF 6/30/24
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	395	22,436,264	35.2%	95.2%	98.6%	$223,236	22.6%	$11.47
20,000 - 34,999 SF	484	12,619,697	19.8%	92.1%	95.6%	148,489	15.0%	12.42
10,000 - 19,999 SF	604	8,244,777	12.9%	92.9%	97.5%	126,279	12.8%	16.04
5,000 - 9,999 SF	1,096	7,585,121	11.9%	86.5%	91.6%	144,339	14.6%	21.58
< 5,000 SF	5,990	12,865,119	20.2%	86.0%	90.4%	345,338	35.0%	30.71
TOTAL	8,569	63,750,978	100.0%	91.4%	95.4%	$987,681	100.0%	$17.26

TOTAL ≥ 10,000 SF	1,483	43,300,738	67.9%	93.9%	97.5%	$498,004	50.4%	$12.68
TOTAL < 10,000 SF	7,086	20,450,240	32.1%	86.2%	90.8%	489,677	49.6%	27.31

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

ESSENTIAL AND OTHER TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

ESSENTIAL	$309,024	33%
Grocery	137,420	14%
General Merchandise (Discount / Dollar)	30,765	3%
Pet	27,876	3%
Medical (Essential)	27,169	3%
Financial services	25,343	3%
Home improvement	16,891	2%
Mail / Shipping and Other services	15,138	2%
Auto	10,651	1%
Other Essential	9,353	1%
Pharmacy	8,418	1%

OTHER	$678,657	67%
Restaurants	165,952	17%
Other Personal Services	75,812	8%
Off-Price Apparel	66,075	6%
Fitness / Sports	60,680	6%
Value Apparel, Shoes, Accessories	48,583	5%
General Merchandise (Department, Gift, etc.)	43,428	4%
Other Retail	40,606	4%
Home Décor	40,288	4%
Other Medical	30,775	3%
Electronics & Appliance	24,423	2%
Entertainment	23,365	2%
Health & Beauty	20,342	2%
Hobby & Crafts	17,000	2%
Other Professional Services	11,909	1%
Liquor	9,419	1%

TOTAL	$987,681	100%

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	91	2,646,402	4.2%	$33,851	3.4%	$12.79
2	The Kroger Co. (3)	44	2,994,662	4.7%	22,802	2.3%	7.61
3	Burlington Stores, Inc.	40	1,663,459	2.6%	19,842	2.0%	11.93
4	Dollar Tree Stores, Inc. (4)	119	1,355,657	2.1%	16,328	1.7%	12.04
5	Publix Super Markets, Inc.	31	1,433,291	2.2%	14,595	1.5%	10.18
6	Ross Stores, Inc (5)	44	1,124,164	1.8%	14,227	1.4%	12.66
7	Five Below, Inc.	63	604,884	0.9%	12,243	1.2%	20.24
8	L.A Fitness International, LLC (6)	14	566,362	0.9%	11,057	1.1%	19.52
9	Amazon.com, Inc. / Whole Foods Market Services, Inc.	17	608,939	1.0%	10,876	1.1%	17.86
10	PetSmart, Inc.	27	587,566	0.9%	10,093	1.0%	17.18

		490	13,585,386	21.3%	165,914	16.7%	12.21

11	Albertson's Companies, Inc (7)	14	750,202	1.2%	9,828	1.0%	13.10
12	Ahold Delhaize (8)	16	864,919	1.4%	9,647	1.0%	11.15
13	Ulta Beauty, Inc.	35	387,064	0.6%	9,447	1.0%	24.41
14	Kohl's Corporation	14	1,051,137	1.6%	8,819	0.9%	8.39
15	PETCO Animal Supplies, Inc.	35	479,951	0.8%	8,617	0.9%	17.95
16	Big Lots, Inc.	27	908,492	1.4%	6,688	0.7%	7.36
17	The Michaels Companies, Inc.	21	472,884	0.7%	6,282	0.6%	13.28
18	ALDI (9)	18	571,927	0.9%	5,327	0.5%	9.31
19	Party City Holdco Inc.	23	340,834	0.5%	5,112	0.5%	15.00
20	Barnes & Noble, Inc.	14	297,565	0.5%	4,976	0.5%	16.72

		707	19,710,361	30.9%	240,657	24.3%	12.21

21	JOANN Stores, Inc.	19	398,614	0.6%	4,924	0.5%	12.35
22	CVS Health	14	218,744	0.3%	4,695	0.5%	21.46
23	Staples, Inc.	17	341,969	0.5%	4,670	0.5%	13.66
24	JP Morgan Chase & Co.	24	91,376	0.1%	4,620	0.5%	50.56
25	Sprouts Farmers Market, Inc.	7	200,417	0.3%	4,612	0.5%	23.01
26	Gap, Inc. (10)	14	233,319	0.4%	4,525	0.5%	19.39
27	Harbor Freight Tools	22	386,226	0.6%	4,497	0.5%	11.64
28	Best Buy Co., Inc. (11)	9	346,681	0.5%	4,460	0.5%	12.86
29	Hobby Lobby Stores, Inc.	11	604,732	0.9%	4,348	0.4%	7.19
30	The Home Depot, Inc.	5	428,868	0.7%	4,196	0.4%	9.78
31	Chipotle Mexican Grill, Inc.	33	82,205	0.1%	4,129	0.4%	50.23
32	Bath & Body Works, Inc.	40	162,141	0.3%	4,031	0.4%	24.86
33	Starbucks Corporation	38	72,668	0.1%	3,969	0.4%	54.62
34	National Vision, Inc. (12)	37	135,061	0.2%	3,935	0.4%	29.13
35	DICK's Sporting Goods, Inc. (13)	9	305,476	0.5%	3,896	0.4%	12.75
36	Bank of America, NA	26	87,863	0.1%	3,760	0.4%	42.79
37	Office Depot, Inc. (14)	14	299,761	0.5%	3,743	0.4%	12.49
38	Designer Brands Inc. (DSW)	12	232,077	0.4%	3,735	0.4%	16.09
39	AMC Entertainment	4	200,955	0.3%	3,731	0.4%	18.57
40	Trader Joe's Company, Inc.	10	129,700	0.2%	3,526	0.4%	27.19

	TOTAL TOP 40 RETAILERS	1,072	24,669,214	38.5%	$324,659	33.1%	$13.16

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(6) Includes LA Fitness-7, Esporta Fitness-6, and City Sports Club-1.				(11) Includes Best Buy-8 and Yardbird-1.
all franchise locations.		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, El Rancho (sublease)-1,				(12) Includes America's Best Contacts & Eyeglasses-35 and Eyeglass World-2.
(2) Includes T.J. Maxx-32, Marshalls-31, HomeGoods-21, Sierra Trading Post-5, and HomeSense-2.		Shop & Save Market-1, and Star Market-1.				(13) Includes Golf Galaxy-4, DICK'S Sporting Goods Warehouse Sale-3,
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Dillons-1, Food 4 Less-1, Harris Teeter-1,		(8) Includes Giant Food-6, Super Stop & Shop-5, Food Lion-2, Bottom Dollar Food-1,				and DICK'S Sporting Goods-2.
Pay Less-1, and Pick 'N Save-1.		ShopRite (sublease)-1, and non-grocer (sublease)-1.				(14) Includes Office Depot-9 and OfficeMax-5.
(4) Includes Dollar Tree-107 and Family Dollar-12.		(9) Includes ALDI-12 and Winn-Dixie-6.
(5) Includes Ross Dress for Less-39 and dd's Discounts-5.		(10) Includes Old Navy-12 and Gap Factory-2.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 6/30/24	383	2,343,546	$43,608	$18.61	$3.72	$2.28	6.5	317	1,919,675	$18.57	$15.52	19.7%
Three months ended 3/31/24	351	2,626,599	44,206	16.83	3.43	1.73	6.4	287	2,144,714	16.32	14.30	14.1%
Three months ended 12/31/23	402	2,679,220	46,347	17.30	5.29	2.46	6.7	315	2,218,623	16.63	14.38	15.6%
Three months ended 9/30/23	427	2,733,476	50,591	18.51	4.29	2.14	6.7	354	2,294,170	18.09	15.39	17.5%
TOTAL - TWELVE MONTHS ENDED 6/30/24	1,563	10,382,841	$184,752	$17.79	$4.20	$2.15	6.6	1,273	8,577,182	$17.38	$14.89	16.7%

	NEW & RENEWAL LEASES ONLY
Three months ended 6/30/24	328	1,434,942	$30,733	$21.42	$6.07	$3.72	7.3	262	1,011,071	$22.52	$17.63	27.7%
Three months ended 3/31/24	294	1,322,079	29,944	22.65	6.81	3.44	7.7	230	840,194	24.68	20.65	19.5%
Three months ended 12/31/23	357	1,739,188	36,717	21.11	8.15	3.78	7.6	270	1,278,591	21.32	17.82	19.6%
Three months ended 9/30/23	368	1,748,987	37,730	21.57	6.71	3.34	7.7	295	1,309,681	21.87	17.88	22.3%
TOTAL - TWELVE MONTHS ENDED 6/30/24	1,347	6,245,196	$135,124	$21.64	$6.99	$3.57	7.6	1,057	4,439,537	$22.39	$18.33	22.1%

NEW LEASES
Three months ended 6/30/24	133	603,593	$14,376	$23.82	$13.36	$8.67	9.3	69	310,779	$24.11	$16.05	50.2%
Three months ended 3/31/24	117	709,164	15,152	21.37	10.73	6.31	9.8	54	230,991	26.08	18.67	39.7%
Three months ended 12/31/23	150	798,868	16,772	20.99	15.43	8.14	9.6	65	387,876	20.49	14.91	37.4%
Three months ended 9/30/23	151	789,336	17,949	22.74	14.24	7.38	10.6	78	350,030	25.32	16.58	52.7%
TOTAL - TWELVE MONTHS ENDED 6/30/24	551	2,900,961	$64,249	$22.15	$13.52	$7.60	9.9	266	1,279,676	$23.70	$16.32	45.2%

RENEWAL LEASES
Three months ended 6/30/24	195	831,349	$16,357	$19.68	$0.77	$0.12	6.0	193	700,292	$21.81	$18.34	18.9%
Three months ended 3/31/24	177	612,915	14,792	24.13	2.28	0.12	5.2	176	609,203	24.15	21.40	12.9%
Three months ended 12/31/23	207	940,320	19,945	21.21	1.97	0.08	5.9	205	890,715	21.68	19.08	13.6%
Three months ended 9/30/23	217	959,651	19,781	20.61	0.52	0.02	5.4	217	959,651	20.61	18.36	12.3%
TOTAL - TWELVE MONTHS ENDED 6/30/24	796	3,344,235	$70,875	$21.19	$1.31	$0.08	5.6	791	3,159,861	$21.86	$19.14	14.2%

OPTION LEASES
Three months ended 6/30/24	55	908,604	$12,875	$14.17	$—	$—	5.2	55	908,604	$14.17	$13.16	7.7%
Three months ended 3/31/24	57	1,304,520	14,262	10.93	—	—	5.1	57	1,304,520	10.93	10.21	7.1%
Three months ended 12/31/23	45	940,032	9,630	10.24	—	—	5.0	45	940,032	10.24	9.71	5.5%
Three months ended 9/30/23	59	984,489	12,861	13.06	—	—	4.9	59	984,489	13.06	12.07	8.2%
TOTAL - TWELVE MONTHS ENDED 6/30/24	216	4,137,645	$49,628	$11.99	$—	$—	5.1	216	4,137,645	$11.99	$11.19	7.1%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 6/30/24						Twelve Months Ended 6/30/24
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	15%	1,505,000	64%	46%	$13.36	21.0%	15%	6,829,012	66%	46%	$12.42	15.9%
New & Renewal Leases Only	8%	690,663	48%	31%	13.95	53.8%	10%	3,159,736	51%	34%	14.56	29.6%
New Leases	11%	282,591	47%	34%	17.47	96.3%	13%	1,566,248	54%	39%	16.10	64.4%
Renewal Leases	6%	408,072	49%	29%	11.50	32.1%	8%	1,593,488	48%	29%	13.05	14.2%
Option Leases	55%	814,337	90%	81%	12.86	7.1%	48%	3,669,276	89%	78%	10.57	6.8%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	85%	838,546	36%	54%	$28.03	18.5%	85%	3,553,829	34%	54%	$28.13	17.6%
New & Renewal Leases Only	92%	744,279	52%	69%	28.35	19.9%	90%	3,085,460	49%	66%	28.88	19.0%
New Leases	89%	321,002	53%	66%	29.40	32.3%	87%	1,334,713	46%	61%	29.25	34.8%
Renewal Leases	94%	423,277	51%	71%	27.55	15.4%	92%	1,750,747	52%	71%	28.61	14.2%
Option Leases	45%	94,267	10%	19%	25.50	10.1%	52%	468,369	11%	22%	23.15	8.8%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	6/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23
NEW LEASES
Weighted average over lease term:
Base rent	$24.12	$25.87	$22.96	$22.94	$25.00	$25.01
Tenant improvements and allowances	(1.56)	(1.63)	(1.22)	(1.76)	(1.61)	(1.70)
Third-party leasing commissions	(0.77)	(0.88)	(0.65)	(0.82)	(0.75)	(0.90)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	21.79	23.36	21.09	20.36	22.64	22.41
Tenant specific landlord work (1)	(2.51)	(2.15)	(2.67)	(2.77)	(2.38)	(2.60)
NET EFFECTIVE RENT	$19.28	$21.21	$18.42	$17.59	$20.26	$19.81
Net effective rent before tenant specific landlord work /
base rent	90%	90%	92%	89%	91%	90%
Net effective rent / base rent	80%	82%	80%	77%	81%	79%
Weighted average term (years)	9.9	9.3	9.8	9.6	10.6	9.9

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	36%	33%	46%	28%	39%	23%
< 10,000 SF	64%	67%	54%	72%	61%	77%

LEASES SIGNED BUT NOT YET COMMENCED (2)
As of: 6/30/2024	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	75	1,911,023	$30,742	$16.09
< 10,000 SF	322	1,038,400	33,955	32.70
TOTAL	397	2,949,423	$64,697	$21.94

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2024 (remaining)	2025	2026+	Total
Projected Lease Commencements	$31,112	$29,244	$4,341	$64,697

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 460 basis points of total portfolio GLA ($64.7M in ABR), 60 basis points ($9.3M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	203	609,154	1.0%	1.0%	$16.95	$16.95	13	214,079	0.5%	0.5%	$11.44	$11.44	190	395,075	2.1%	1.6%	$19.94	$19.94
2024	342	1,718,284	2.8%	2.5%	14.63	14.63	38	975,815	2.3%	2.1%	10.49	10.49	304	742,469	4.0%	3.0%	20.08	20.08
2025	1,084	7,284,845	12.0%	10.5%	14.28	14.34	170	4,779,567	11.3%	9.7%	10.10	10.13	914	2,505,278	13.5%	11.4%	22.26	22.39
2026	1,034	7,019,620	11.5%	11.5%	16.18	16.42	162	4,717,011	11.2%	10.8%	11.37	11.42	872	2,302,609	12.4%	12.2%	26.03	26.68
2027	1,083	8,405,295	13.8%	13.3%	15.59	16.02	188	5,839,664	13.8%	13.3%	11.34	11.44	895	2,565,631	13.8%	13.2%	25.27	26.43
2028	961	6,788,722	11.2%	11.7%	17.08	17.70	165	4,630,282	11.0%	11.3%	12.14	12.23	796	2,158,440	11.6%	12.2%	27.67	29.44
2029	884	8,303,234	13.7%	12.5%	14.91	15.78	192	6,282,729	14.9%	14.0%	11.10	11.39	692	2,020,505	10.9%	11.0%	26.77	29.40
2030	431	4,347,926	7.2%	6.8%	15.39	16.82	103	3,259,588	7.7%	7.4%	11.30	12.05	328	1,088,338	5.9%	6.1%	27.62	31.11
2031	329	2,717,495	4.5%	4.7%	16.94	19.02	66	1,856,257	4.4%	4.8%	12.88	14.05	263	861,238	4.6%	4.5%	25.68	29.73
2032	351	2,705,869	4.4%	4.9%	17.87	20.04	61	1,794,395	4.2%	4.3%	12.06	13.04	290	911,474	4.9%	5.5%	29.30	33.81
2033	414	3,173,604	5.2%	6.0%	18.54	21.12	85	2,058,249	4.9%	5.3%	13.04	14.28	329	1,115,355	6.0%	6.6%	28.68	33.75
2034+	741	7,732,469	12.7%	14.6%	18.58	21.83	196	5,827,403	13.8%	16.5%	14.07	16.05	545	1,905,066	10.3%	12.7%	32.37	39.51

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	203	609,154	1.0%	1.0%	$16.95	$16.95	13	214,079	0.5%	0.5%	$11.44	$11.44	190	395,075	2.1%	1.6%	$19.94	$19.94
2024	304	1,199,249	2.0%	1.8%	14.46	14.53	25	530,681	1.3%	0.9%	8.12	8.12	279	668,568	3.6%	2.7%	19.50	19.63
2025	798	3,465,208	5.7%	5.5%	15.66	15.77	67	1,622,326	3.8%	2.8%	8.62	8.69	731	1,842,882	9.9%	8.2%	21.85	22.00
2026	695	2,494,512	4.1%	5.0%	19.91	20.45	42	954,228	2.3%	2.1%	11.19	11.34	653	1,540,284	8.3%	8.0%	25.32	26.09
2027	714	2,741,168	4.5%	5.8%	20.81	21.79	52	1,094,819	2.6%	2.8%	12.71	12.94	662	1,646,349	8.9%	8.8%	26.19	27.67
2028	641	2,275,259	3.7%	5.2%	22.48	23.96	40	826,000	2.0%	2.2%	13.40	13.62	601	1,449,259	7.8%	8.2%	27.66	29.85
2029	532	1,909,173	3.1%	4.1%	21.37	23.79	28	616,187	1.5%	1.4%	11.00	12.25	504	1,292,986	7.0%	6.9%	26.32	29.29
2030	323	1,851,695	3.0%	3.3%	17.73	19.68	39	1,007,302	2.4%	2.3%	11.57	12.51	284	844,393	4.5%	4.3%	25.09	28.22
2031	308	1,788,148	2.9%	3.2%	17.91	20.26	35	1,017,283	2.4%	2.4%	11.78	12.89	273	770,865	4.2%	4.1%	25.99	29.98
2032	304	2,011,074	3.4%	3.7%	18.21	20.22	53	1,237,319	2.9%	3.2%	12.86	13.88	251	773,755	4.2%	4.2%	26.77	30.36
2033	323	2,093,911	3.4%	3.8%	18.01	20.59	61	1,297,995	3.1%	3.2%	12.38	13.54	262	795,916	4.3%	4.5%	27.19	32.08
2034+	2,713	38,367,966	63.2%	57.6%	14.80	19.10	984	31,816,820	75.2%	76.2%	11.92	15.17	1,729	6,551,146	35.2%	38.5%	28.80	38.15

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 6/30/24				80.8%	87.1%

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2023 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		251	43,917,786	90.9%	95.0%	$706,680	$17.96	69.7%	68.9%	71.5%
	CBSAs Ranked 51 - 100 by Population		41	7,409,551	90.3%	95.1%	98,994	14.90	11.4%	11.6%	10.0%
	Other CBSAs		68	12,423,641	94.0%	96.9%	182,007	16.22	18.9%	19.5%	18.5%

	TOTAL		360	63,750,978	91.4%	95.4%	$987,681	$17.26	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	22	4,003,813	90.6%	95.7%	$73,417	$22.13	6.0%	6.2%	7.3%
2	New York-Newark-Jersey City, NY-NJ-PA	1	27	3,250,743	92.1%	94.2%	70,606	23.42	7.4%	5.0%	7.1%
3	Houston-The Woodlands-Sugar Land, TX	5	30	4,006,702	92.2%	95.2%	56,836	15.33	8.2%	6.3%	5.8%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,054,692	84.7%	89.4%	55,735	15.77	4.3%	6.4%	5.6%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,713,715	86.1%	95.3%	50,791	20.70	3.5%	4.3%	5.1%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,901,253	94.3%	98.9%	44,441	25.69	3.0%	3.0%	4.5%
7	Atlanta-Sandy Springs-Alpharetta, GA	7	23	3,304,570	93.5%	95.8%	44,091	14.45	6.3%	5.2%	4.5%
8	Tampa-St. Petersburg-Clearwater, FL	17	11	1,796,844	87.1%	97.8%	30,638	18.06	3.0%	2.8%	3.1%
9	Cincinnati, OH-KY-IN	30	7	1,860,090	96.9%	97.0%	26,074	18.41	1.8%	2.9%	2.6%
10	Naples-Marco Island, FL	138	5	1,068,109	93.8%	99.2%	21,550	20.67	1.3%	1.7%	2.2%
	10 Largest CBSAs by ABR	—	165	27,960,531	90.6%	95.1%	474,179	18.99	44.8%	43.8%	47.8%

11	Orlando-Kissimmee-Sanford, FL	22	5	804,051	88.4%	97.4%	19,940	25.52	1.3%	1.3%	2.0%
12	Miami-Fort Lauderdale-Pompano Beach, FL	9	8	1,145,130	93.8%	95.5%	19,239	18.01	2.1%	1.8%	1.9%
13	Denver-Aurora-Lakewood, CO	19	6	1,313,386	92.5%	96.2%	19,050	16.21	1.6%	2.1%	1.9%
14	Detroit-Warren-Dearborn, MI	14	7	1,359,658	88.9%	97.3%	17,180	14.17	1.8%	2.1%	1.7%
15	San Diego-Chula Vista-Carlsbad, CA	18	3	655,343	94.4%	95.4%	16,422	26.45	0.8%	1.0%	1.7%
16	Charlotte-Concord-Gastonia, NC-SC	23	4	1,301,277	95.9%	96.8%	15,223	13.55	1.1%	2.0%	1.5%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,726	80.7%	89.3%	14,751	16.90	2.2%	1.7%	1.5%
18	Ann Arbor, MI	149	3	814,826	94.0%	96.8%	13,459	17.18	0.8%	1.3%	1.4%
19	San Francisco-Oakland-Berkeley, CA	13	2	506,520	93.8%	96.3%	12,159	30.60	0.6%	0.8%	1.2%
20	Vallejo, CA	123	1	519,266	91.2%	99.3%	11,816	23.10	0.3%	0.8%	1.2%
	20 Largest CBSAs by ABR	—	212	37,466,714	90.8%	95.3%	633,418	18.90	57.4%	58.7%	63.8%

21	North Port-Sarasota-Bradenton, FL	66	5	737,243	98.2%	99.2%	11,376	15.69	1.4%	1.2%	1.2%
22	Port St. Lucie, FL	112	5	692,612	91.3%	95.8%	11,190	17.03	1.4%	1.1%	1.1%
23	Binghamton, NY	200	4	751,541	93.6%	96.8%	11,033	15.17	1.1%	1.2%	1.1%
24	Boston-Cambridge-Newton, MA-NH	11	6	722,376	94.2%	95.8%	10,666	15.42	1.7%	1.1%	1.1%
25	Allentown-Bethlehem-Easton, PA-NJ	70	3	824,148	95.1%	97.8%	10,631	14.39	0.8%	1.3%	1.1%
26	Riverside-San Bernardino-Ontario, CA	12	4	501,668	90.9%	98.3%	10,624	24.70	1.1%	0.8%	1.1%
27	Nashville-Davidson--Murfreesboro--Franklin, TN	34	4	797,885	96.7%	97.1%	10,593	13.73	1.1%	1.3%	1.1%

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Memphis, TN-MS-AR	45	1	649,252	95.5%	95.5%	9,838	16.71	0.3%	1.0%	1.0%
29	Cleveland-Elyria, OH	35	3	803,543	89.9%	92.5%	9,738	13.19	0.8%	1.3%	1.0%
30	Jacksonville, FL	39	3	693,762	96.2%	96.6%	8,312	12.95	0.8%	1.1%	0.8%
31	Indianapolis-Carmel-Anderson, IN	33	2	715,057	92.2%	93.6%	8,188	12.42	0.6%	1.1%	0.8%
32	Louisville/Jefferson County, KY-IN	46	4	699,917	87.6%	93.6%	7,774	12.20	1.1%	1.1%	0.8%
33	Hartford-East Hartford-Middletown, CT	49	3	570,969	86.4%	87.2%	7,484	15.55	0.8%	0.9%	0.8%
34	Worcester, MA-CT	58	3	513,394	88.1%	97.4%	6,936	16.54	0.8%	0.8%	0.7%
35	Scranton--Wilkes-Barre, PA	103	2	618,795	99.5%	99.5%	6,553	24.16	0.6%	1.0%	0.7%
36	Milwaukee-Waukesha, WI	41	3	520,125	93.1%	98.5%	6,512	12.71	0.8%	0.8%	0.7%
37	New Haven-Milford, CT	71	4	486,863	87.8%	94.3%	6,295	13.70	1.1%	0.8%	0.6%
38	Wilmington, NC	168	2	379,107	98.0%	100.0%	6,289	16.76	0.6%	0.6%	0.6%
39	Greensboro-High Point, NC	80	1	407,244	100.0%	100.0%	6,051	14.86	0.3%	0.6%	0.6%
40	College Station-Bryan, TX	180	3	433,728	94.6%	95.3%	6,031	17.56	0.8%	0.7%	0.6%
41	Oxnard-Thousand Oaks-Ventura, CA	74	2	319,844	84.2%	96.6%	5,928	19.88	0.6%	0.5%	0.6%
42	Poughkeepsie-Newburgh-Middletown, NY	87	3	399,379	97.2%	98.7%	5,724	14.76	0.8%	0.6%	0.6%
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	2	412,533	92.2%	92.2%	5,468	14.82	0.6%	0.6%	0.6%
44	Spartanburg, SC	153	1	376,980	94.1%	94.1%	4,927	14.22	0.3%	0.6%	0.5%
45	Manchester-Nashua, NH	132	2	234,324	80.7%	99.5%	4,862	22.42	0.6%	0.4%	0.5%
46	Cape Coral-Fort Myers, FL	75	1	281,822	83.6%	98.9%	4,858	17.88	0.3%	0.4%	0.5%
47	Boulder, CO	161	1	275,919	85.5%	95.6%	4,613	17.49	0.3%	0.4%	0.5%
48	Raleigh-Cary, NC	42	2	286,697	98.8%	99.5%	4,560	16.11	0.6%	0.4%	0.5%
49	Panama City, FL	236	2	403,492	96.2%	99.7%	4,537	11.45	0.6%	0.6%	0.5%
50	Norwich-New London, CT	186	1	243,511	91.7%	93.4%	4,438	19.96	0.3%	0.4%	0.4%
	50 Largest CBSAs by ABR	—	294	53,220,444	91.4%	95.6%	855,447	17.88	80.4%	83.4%	86.5%

51	Charleston-North Charleston, SC	73	2	499,441	70.9%	82.2%	4,401	10.87	0.6%	0.8%	0.4%
52	Kansas City, MO-KS	31	3	448,226	92.7%	93.8%	4,318	10.27	0.8%	0.7%	0.4%
53	Greenville-Anderson, SC	60	2	220,723	98.3%	98.9%	4,255	19.97	0.6%	0.3%	0.4%
54	Mobile, AL	130	1	410,401	85.1%	85.1%	4,134	12.13	0.3%	0.6%	0.4%
55	Dayton-Kettering, OH	77	1	333,998	84.4%	85.8%	4,107	14.72	0.3%	0.5%	0.4%
56	Winston-Salem, NC	90	2	351,938	83.8%	88.0%	3,823	12.87	0.6%	0.6%	0.4%
57	Bakersfield, CA	63	1	240,068	95.3%	95.3%	3,761	16.76	0.3%	0.4%	0.4%
58	Greenville, NC	257	1	233,153	90.0%	100.0%	3,626	15.55	0.3%	0.4%	0.4%
59	Atlantic City-Hammonton, NJ	182	1	179,183	97.3%	97.3%	3,561	20.42	0.3%	0.3%	0.4%
60	Springfield, MA	91	2	321,353	90.0%	97.0%	3,534	15.34	0.6%	0.5%	0.4%
61	Hilton Head Island-Bluffton, SC	202	2	231,952	79.1%	79.1%	3,487	19.01	0.6%	0.4%	0.4%
62	Virginia Beach-Norfolk-Newport News, VA-NC	38	1	150,014	99.8%	99.8%	3,354	22.63	0.3%	0.2%	0.3%
63	Fresno, CA	56	1	215,166	97.3%	97.3%	3,315	15.83	0.3%	0.3%	0.3%
64	Sacramento-Roseville-Folsom, CA	27	1	83,413	15.6%	100.0%	3,082	36.95	0.3%	0.1%	0.3%
65	Pittsfield, MA	331	1	188,444	99.1%	99.1%	2,986	15.99	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Columbus, OH	32	2	277,000	89.6%	93.0%	2,977	11.95	0.6%	0.4%	0.3%
67	Savannah, GA	133	2	214,679	96.4%	97.9%	2,971	14.14	0.6%	0.3%	0.3%
68	Roanoke, VA	164	2	311,149	97.8%	100.0%	2,933	11.63	0.6%	0.5%	0.3%
69	Elkhart-Goshen, IN	226	1	214,067	98.0%	98.0%	2,789	13.30	0.3%	0.3%	0.3%
70	Concord, NH	286	1	196,542	100.0%	100.0%	2,731	14.66	0.3%	0.3%	0.3%
71	Bridgeport-Stamford-Norwalk, CT	61	1	161,075	95.5%	95.5%	2,615	17.01	0.3%	0.3%	0.3%
72	Duluth, MN-WI	174	1	183,105	90.8%	95.8%	2,495	14.23	0.3%	0.3%	0.3%
73	Santa Maria-Santa Barbara, CA	124	1	166,696	100.0%	100.0%	2,478	14.87	0.3%	0.3%	0.3%
74	Richmond, VA	44	1	141,233	96.8%	99.2%	2,423	17.30	0.3%	0.2%	0.2%
75	Greeneville, TN	483	1	224,139	99.3%	100.0%	2,260	10.20	0.3%	0.4%	0.2%
76	Flint, MI	137	1	164,632	100.0%	100.0%	2,253	13.78	0.3%	0.3%	0.2%
77	Rutland, VT	539	1	223,314	98.6%	98.6%	2,253	10.24	0.3%	0.4%	0.2%
78	Trenton-Princeton, NJ	146	1	149,993	97.3%	100.0%	2,215	14.77	0.3%	0.2%	0.2%
79	Tucson, AZ	54	1	165,350	79.3%	100.0%	2,209	13.36	0.3%	0.3%	0.2%
80	Manhattan, KS	323	1	214,898	94.9%	98.2%	2,203	16.90	0.3%	0.3%	0.2%
81	Austin-Round Rock-Georgetown, TX	26	1	170,605	95.4%	96.1%	2,187	13.33	0.3%	0.3%	0.2%
82	Portland-South Portland, ME	104	1	287,533	100.0%	100.0%	2,143	17.99	0.3%	0.5%	0.2%
83	Columbus, IN	440	1	143,740	100.0%	100.0%	2,125	14.78	0.3%	0.2%	0.2%
84	Crestview-Fort Walton Beach-Destin, FL	170	1	158,118	99.1%	100.0%	2,042	12.91	0.3%	0.2%	0.2%
85	St. Louis, MO-IL	21	2	208,998	84.4%	84.4%	1,989	11.48	0.6%	0.3%	0.2%
86	Ithaca, NY	380	1	204,405	92.5%	92.5%	1,970	10.41	0.3%	0.3%	0.2%
87	Deltona-Daytona Beach-Ormond Beach, FL	86	1	184,379	98.7%	100.0%	1,934	10.49	0.3%	0.3%	0.2%
88	Palm Bay-Melbourne-Titusville, FL	96	1	131,243	93.1%	96.8%	1,928	15.17	0.3%	0.2%	0.2%
89	Toledo, OH	95	1	298,765	79.0%	82.9%	1,869	13.21	0.3%	0.5%	0.2%
90	California-Lexington Park, MD	360	1	92,335	100.0%	100.0%	1,862	20.17	0.3%	0.1%	0.2%
91	Georgetown, SC	510	1	120,095	86.4%	98.8%	1,810	15.26	0.3%	0.2%	0.2%
92	Ocean City, NJ	409	1	136,351	98.2%	98.2%	1,806	13.48	0.3%	0.2%	0.2%
93	Lansing-East Lansing, MI	108	1	160,946	100.0%	100.0%	1,711	10.63	0.3%	0.3%	0.2%
94	London, KY	295	1	166,026	100.0%	100.0%	1,622	9.77	0.3%	0.3%	0.2%
95	Durham-Chapel Hill, NC	92	1	97,226	96.3%	97.8%	1,591	16.73	0.3%	0.2%	0.2%
96	Muskegon, MI	256	1	104,600	96.2%	96.2%	1,546	15.37	0.3%	0.2%	0.2%
97	Lafayette-West Lafayette, IN	208	1	132,027	98.9%	100.0%	1,496	11.33	0.3%	0.2%	0.2%
98	Corpus Christi, TX	135	1	84,667	72.0%	87.6%	1,265	17.06	0.3%	0.1%	0.1%
99	Modesto, CA	106	1	86,689	100.0%	100.0%	1,231	14.62	0.3%	0.1%	0.1%
100	Knoxville, TN	64	1	119,360	100.0%	100.0%	1,020	8.55	0.3%	0.2%	0.1%
	100 Largest CBSAs by ABR	—	355	63,423,897	91.4%	95.4%	984,143	17.28	98.6%	99.5%	99.6%

	Other CBSAs	—	5	327,081	85.1%	85.6%	3,538	12.87	1.4%	0.5%	0.4%

TOTAL		—	360	63,750,978	91.4%	95.4%	$987,681	$17.26	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	8,096,805	92.1%	97.7%	$137,544	$17.75	13.3%	12.7%	13.9%
2	Texas	48	7,409,417	90.0%	95.2%	117,110	17.37	13.3%	11.6%	11.9%
3	California	28	5,195,926	92.2%	97.9%	115,257	24.23	7.8%	8.1%	11.7%
4	New York	27	3,440,285	94.6%	96.4%	70,863	21.73	7.5%	5.3%	7.2%
5	Pennsylvania	24	4,329,497	91.1%	96.0%	70,325	20.76	6.7%	6.8%	7.1%
6	Illinois	16	4,054,692	84.7%	89.4%	55,735	15.77	4.4%	6.4%	5.6%
7	Georgia	26	3,598,171	93.8%	96.0%	47,965	14.38	7.2%	5.6%	4.9%
8	New Jersey	16	2,821,855	93.0%	94.9%	47,505	18.82	4.4%	4.4%	4.8%
9	North Carolina	13	3,056,642	95.2%	97.1%	41,163	14.63	3.6%	4.8%	4.2%
10	Michigan	14	2,704,191	92.2%	97.3%	36,982	14.72	3.9%	4.2%	3.7%
11	Ohio	13	2,893,757	90.6%	92.3%	35,864	15.62	3.6%	4.5%	3.6%
12	Tennessee	7	1,790,636	96.8%	97.1%	23,711	13.94	1.9%	2.8%	2.4%
13	Colorado	7	1,589,305	91.3%	96.1%	23,663	16.44	1.9%	2.5%	2.4%
14	Massachusetts	10	1,504,179	91.8%	97.2%	21,675	16.68	2.8%	2.4%	2.2%
15	Connecticut	9	1,462,418	88.8%	91.5%	20,832	15.82	2.5%	2.3%	2.1%
16	South Carolina	8	1,449,191	83.7%	88.7%	18,880	14.91	2.2%	2.3%	1.9%
17	Kentucky	6	1,545,582	93.7%	96.4%	18,297	13.74	1.7%	2.4%	1.9%
18	Minnesota	9	1,269,831	82.1%	90.2%	17,246	16.46	2.5%	2.0%	1.7%
19	Indiana	5	1,204,891	94.9%	95.8%	14,598	12.75	1.4%	1.9%	1.5%
20	New Hampshire	5	672,254	91.4%	97.9%	10,040	15.89	1.4%	1.1%	1.0%
21	Virginia	5	735,278	94.6%	96.0%	9,746	15.09	1.4%	1.2%	1.0%
22	Wisconsin	3	520,125	93.1%	98.5%	6,512	12.71	0.8%	0.8%	0.7%
23	Maryland	2	371,986	98.8%	98.8%	6,294	17.68	0.6%	0.6%	0.6%
24	Missouri	4	495,523	90.6%	91.6%	4,800	10.65	1.1%	0.8%	0.5%
25	Alabama	1	410,401	85.1%	85.1%	4,134	12.13	0.3%	0.6%	0.4%
26	Kansas	2	376,599	92.2%	94.0%	3,710	13.56	0.6%	0.6%	0.4%
27	Vermont	1	223,314	98.6%	98.6%	2,253	10.24	0.3%	0.4%	0.2%
28	Arizona	1	165,350	79.3%	100.0%	2,209	13.36	0.3%	0.3%	0.2%
29	Maine	1	287,533	100.0%	100.0%	2,143	17.99	0.3%	0.5%	0.2%
30	West Virginia	1	75,344	54.1%	54.1%	625	15.33	0.3%	0.1%	0.1%

TOTAL		360	63,750,978	91.4%	95.4%	$987,681	$17.26	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	410,401	85.1%	$4,134	$12.13	Sam's Club*	bealls, Burlington Stores, Conn's Home Plus, Crunch Fitness, David's Bridal, Five Below, Fresenius Medical Care, Marshalls, Piccadilly, Shoe Station, Ulta, World Market	—
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,209	13.36	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	95.3%	3,761	16.76	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	5,155	28.75	Ralphs (Kroger)	HomeGoods, Rite Aid, World Market	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,371	29.19	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,590	23.96	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	3,010	24.43	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection (3)	Davis	CA	Sacramento-Roseville-Folsom, CA	2024	83,413	100.0%	3,082	36.95	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	100.0%	1,787	18.12	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	84.1%	3,142	29.97	Major Market, Trader Joe's	—	—
11	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	215,166	97.3%	3,315	15.83	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,478	14.87	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	100.0%	1,231	14.62	Grocery Outlet	American Freight, dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	97.6%	6,389	23.20	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,394	20.18	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,847	13.34	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	93.2%	2,644	34.24	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	328,947	98.0%	9,515	29.73	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center (3)	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2024	258,685	97.2%	6,645	26.42	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,757	33.87	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,422	29.20	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	432,079	97.6%	11,493	27.54	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	95.6%	3,983	25.30	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Burlington, Big 5 Sporting Goods
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,892	35.65	Trader Joe's	Petco, Rite Aid, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,059	27.29	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,557	14.00	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, Big Lots, CVS, Dollar Tree, Regency Theaters	—
27	Vail Ranch Center (3)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	98.6%	4,214	28.41	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,282	24.10	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	97.6%	2,426	25.08	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2023	519,266	99.3%	11,816	23.10	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Pep Boys, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	832	8.74	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,299	95.1%	7,810	17.42	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Activate, AMC, Big Lots, Boot Barn, Burlington Stores, Goldfish Swim School, Kohl's, Planet Fitness	—

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

33	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,266	13.18	King Soopers (Kroger)	Chuze Fitness, iGen	—
34	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	98.9%	2,131	17.80	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,830	100.0%	1,408	38.56	King Soopers (Kroger)	—	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	95.6%	4,613	17.49	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Chuck E. Cheese's, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2024	328,907	92.3%	4,603	15.16	—	Barnes & Noble, David's Bridal, Dollar Tree, DSW, Golf Galaxy, JOANN, Party City, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	108,167	94.1%	2,998	29.46	Whole Foods Market (Amazon)	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,093	15.11	PriceRite (Wakefern)	—	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	312,908	80.1%	2,769	11.84	Walmart Supercenter*	Advance Auto Parts, Crazy Hot Deals, DSW, Edge Fitness, Hobby Lobby, Namco, Savers, U.S Furniture	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	97.1%	1,717	11.79	Price Chopper (Northeast Grocery)	—	—
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	102,787	100.0%	1,881	18.30	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
43	Colonial Commons - Orange	Orange	CT	New Haven-Milford, CT	1996	133,786	91.0%	824	6.77	—	—	—
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	95.5%	2,615	17.01	—	Esporta Fitness, Five Below, Marshalls	—
45	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	177,937	91.3%	2,497	15.37	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
46	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	243,511	93.4%	4,438	19.96	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
47	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.9%	4,858	17.88	Publix	bealls, Burlington Stores, Crunch Fitness, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
48	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	98.9%	6,219	18.77	BJ's Wholesale Club, Sprouts Farmers Market	Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
49	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	100.0%	8,006	26.60	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
50	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,921	91.7%	3,837	15.79	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness	—
51	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	90.7%	2,105	25.66	—	Broward County Library, CVS	—
52	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	100.0%	1,934	10.49	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
53	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	100.0%	2,042	12.91	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
54	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	933	10.69	Winn-Dixie (ALDI)	Ace Hardware, Family Dollar	—
55	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	329,740	95.8%	3,082	10.48	—	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
56	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,133	21.72	—	Esporta Fitness, La Familia Pawn & Jewelry	—
57	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	100.0%	2,870	21.49	Walmart Neighborhood Market	Walgreens	—
58	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	184,416	94.4%	2,037	11.88	Publix	City Mattress, Dollar Tree, Staples	—
59	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.0%	3,117	29.05	Publix	—	—
60	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2023	231,536	100.0%	5,278	24.91	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
61	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	99.5%	2,787	14.50	Publix	Burlington Stores, HomeGoods, Pet Supplies Plus, Planet Fitness	—
62	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	98.2%	5,978	19.85	Trader Joe's	Chuck E. Cheese's, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
63	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,211	21.23	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
64	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	100.0%	5,457	22.41	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Party City, Saks OFF Fifth	—
65	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	96.7%	1,117	14.24	Publix	—	—
66	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	98.2%	1,141	13.14	Sedano's	Family Dollar	—

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

67	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,658	18.84	—	LA Fitness	Target
68	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,253	16.42	Publix	—	—
69	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,406	19.34	Seabra Foods	Office Depot	—
70	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2024	413,887	95.0%	12,490	31.76	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Monkey Joe's, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
71	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	860	13.32	Publix	—	—
72	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	167,145	91.0%	3,444	23.63	—	Goodwill, Walgreens	—
73	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	98.7%	1,538	15.77	Publix	—	—
74	Panama City Square	Panama City	FL	Panama City, FL	1989	304,665	100.0%	2,999	10.04	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
75	East Port Plaza (3)	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	98.3%	3,311	15.71	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
76	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	98.9%	1,382	14.67	Winn-Dixie (ALDI)	—	—
77	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	788	13.82	Winn-Dixie (ALDI)	—	—
78	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	96.5%	919	24.18	SuperTarget*	—	—
79	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	98.9%	2,907	20.40	Publix	Archwell Health, Harbor Freight Tools	—
80	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,361	13.98	Publix	Big Lots, Crunch Fitness, HomeGoods	—
81	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	96.8%	1,928	15.17	Publix	Home Centric, Planet Fitness	—
82	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,219	14.16	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
83	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	96.4%	4,297	16.50	Publix	Bealls Florida, Burlington Stores, Michaels, Party City, Petco	—
84	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	94.0%	2,427	19.01	Publix	CVS, Dollar Tree	—
85	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,453	9.83	Winn-Dixie (ALDI)	bealls, Big Lots	—
86	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	195,214	90.4%	2,486	14.09	Winn-Dixie (ALDI)	Big Lots, Chuck E. Cheese's, Crunch Fitness	—
87	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	93.8%	2,193	15.45	Publix	Revive Health & Wellness	—
88	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	92.4%	1,052	10.34	Patel Brothers	Dollar Tree	Walmart
89	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	97.5%	1,850	20.46	Publix	Phenix Salon Suites	—
90	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	98.6%	1,463	17.52	—	Dollar Tree, Ross Dress for Less	—
91	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,610	17.90	Publix	Petco, T.J.Maxx, Ulta	—
92	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,080	8.26	Winn-Dixie (ALDI)	T.J.Maxx	—
93	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	97.8%	1,039	9.67	Publix	American Freight	—
94	Venice Village	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	177,835	100.0%	3,989	22.74	Publix	JOANN, Planet Fitness	—
95	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	291,622	96.1%	4,434	21.71	—	American Freight, Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
96	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	422,609	94.3%	5,041	12.85	City Farmers Market	dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma, P.C.X.	—
97	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	602	9.09	Food Depot	Dollar Tree	—
98	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	100.0%	1,356	17.15	Publix	—	—
99	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	849	12.62	Publix	—	—
100	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	97.4%	1,397	15.12	Kroger	—	—
101	Northside	Dalton	GA	Dalton, GA	2001	78,922	100.0%	903	12.21	—	America's Thrift Stores, Dollar Tree	—
102	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	979	12.58	Publix	—	—
103	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	93.8%	867	19.89	Kroger*	—	—

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

104	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,779	11.46	Costco*	American Freight, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots
105	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	79.7%	1,385	11.56	Food Depot	Staples	—
106	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	220,787	100.0%	3,235	15.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
107	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	98.7%	1,448	15.12	Publix	—	—
108	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	96.2%	1,689	16.58	Publix	—	—
109	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2023	221,201	96.0%	2,351	11.07	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
110	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	56,176	100.0%	1,048	19.06	—	Crunch Fitness	—
111	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	96.3%	1,444	13.26	Kroger	—	—
112	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	144,351	95.3%	2,234	16.25	Kroger	—	—
113	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	696	9.97	Food Depot	—	—
114	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,355	94.8%	2,039	20.03	—	Planet Fitness	—
115	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	92.7%	1,111	12.83	—	PGA TOUR Superstore	—
116	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	275,294	94.3%	3,016	11.62	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
117	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,812	16.23	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
118	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	100.0%	3,388	18.39	Kroger	DaVita Dialysis	—
119	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	135,865	94.2%	1,703	13.31	—	Conn's Home Plus, Harbor Freight Tools, NCG Cinemas	—
120	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,159	11.76	Kroger	—	—
121	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	97.4%	3,994	20.54	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Dollar Tree, Kirkland's, Party City, Petco, Ulta	—
122	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	89.7%	2,194	16.13	—	Harbor Freight Tools, XSport Fitness	Kohl's
123	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	100.0%	2,543	12.95	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
124	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	325,023	98.1%	4,878	16.45	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, The Home Depot, XSport Fitness	—
125	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	94.7%	6,342	13.10	Tony's Fresh Market (Heritage Grocers)	AMC, At Home, Burlington Stores, Dollar Tree, Hollywood Park, JOANN, National Tire & Battery, OfficeMax, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—
126	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	77.4%	2,332	11.03	Jewel-Osco (Albertsons)	Burlington Stores, Harbor Freight Tools	Hobby Lobby
127	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	347,503	100.0%	5,022	14.45	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
128	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	62.9%	1,389	12.87	—	Bear Paddle Swim School, Painted Tree Marketplace	—
129	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	75.4%	1,297	16.12	Sunset Foods	—	—
130	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,259	70.5%	2,552	15.07	—	Altitude Trampoline Park, JOANN, LA Fitness	—
131	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	92.5%	1,751	16.89	Jewel-Osco (Albertsons)	Planet Fitness	—
132	Westridge Court / Block 59 (2)(3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2024	535,013	83.8%	9,646	23.17	The Fresh Market	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, World Market	—
133	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN-WI	2007	387,873	94.1%	4,491	12.31	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
134	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1990	101,800	89.2%	1,802	19.85	Whole Foods Market (Amazon)	Skechers	—
135	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	120,292	91.1%	1,759	16.05	—	Buffalo Wild Wings, Esporta Fitness, Harbor Freight Tools, Petco	—
136	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2024	237,973	94.8%	3,743	16.60	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
137	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,431	96.2%	1,417	11.29	—	Ollie's Bargain Outlet	—
138	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	2,125	14.78	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

139	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	214,067	98.0%	2,789	13.30	Walmart Supercenter*	Burlington Stores, Dollar Tree, JOANN, Ross Dress for Less, Staples	—
140	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	584,626	93.0%	6,771	12.69	Kroger	Aaron's, American Freight, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
141	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,496	11.33	Pay Less (Kroger)	—	—
142	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	88.5%	1,507	10.53	Hy-Vee	—	—
143	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	98.2%	2,203	16.90	Dillons (Kroger)	JOANN, Marshalls	—
144	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	98.3%	8,901	16.84	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, Boot Barn, Chuck E. Cheese's, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
145	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	85.1%	1,783	10.66	—	Ace Pickleball Club, CVS, Dollar Tree	—
146	London Marketplace	London	KY	London, KY	1994	166,026	100.0%	1,622	9.77	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
147	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	99.1%	2,151	12.42	Kroger	Petco	—
148	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	93.5%	1,763	12.60	Kroger	Anytime Fitness	—
149	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	98.8%	2,077	13.23	Kroger Marketplace	—	—
150	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	100.0%	1,276	9.08	America's Food Basket	Citi Trends, Crunch Fitness	—
151	Burlington Square I, II & III (3)	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2024	79,698	95.1%	2,632	34.73	—	Golf Galaxy, Staples	Duluth Trading Co.
152	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.6%	1,839	14.08	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
153	WaterTower Plaza (3)	Leominster	MA	Worcester, MA-CT	2024	282,831	99.0%	4,110	14.95	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Party City, Petco, Staples, T.J.Maxx, The Paper Store	—
154	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	72.5%	299	16.16	Hannaford Bros.*	—	Walmart
155	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	95.5%	1,536	20.60	Stop And Compare	Crunch Fitness	—
156	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.3%	2,775	16.11	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	—
157	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	2,986	15.99	Market 32 (Northeast Grocery)	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
158	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,358	97.8%	1,695	16.98	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
159	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	98.2%	2,527	20.08	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
160	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,862	20.17	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
161	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,651	98.4%	4,432	16.80	Giant Food (Ahold Delhaize)	Big Lots, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
162	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	100.0%	2,143	17.99	—	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
163	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	7,428	19.36	Kroger	DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ulta	—
164	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	288,528	97.2%	5,010	17.86	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
165	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	93.9%	1,006	12.55	Busch’s Fresh Food Market	Ace Hardware	—
166	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	100.0%	1,030	12.09	—	Ollie's Bargain Outlet, True Value	—
167	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,253	13.78	VG's Food (SpartanNash)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
168	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	92.6%	833	9.04	D&W Fresh Market (SpartanNash)	—	—
169	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,711	10.63	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
170	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,546	15.37	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
171	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	308,078	94.3%	3,623	12.63	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

172	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	465,309	97.4%	7,090	20.50	TBA	Barnes & Noble, DSW, Emagine Theatre, Kohl's, OfficeMax, Old Navy, Petco, T.J.Maxx, Ulta	Target
173	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,305	12.82	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills
174	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,160	7.49	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
175	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	159,080	99.3%	1,966	12.44	—	Crunch Fitness, Party City, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
176	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	1,021	8.58	Save-A-Lot (Rabban Brothers)	Big Lots, Dollar Tree, Planet Fitness	—
177	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	69.5%	2,021	23.41	SuperTarget*	Dollar Tree, Walgreens	—
178	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,347	15.21	Cub Foods (United Natural Foods Inc.)	—	—
179	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	95.8%	2,495	14.23	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, JOANN, T.J.Maxx	—
180	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	95.6%	2,071	24.62	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
181	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	91.5%	2,456	12.56	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
182	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,127	19.76	ALDI, Cub Foods*	Dollar Tree	—
183	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	2,061	17.36	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
184	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	80.8%	2,535	14.97	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
185	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,133	15.51	Festival Foods (Knowlan's Super Markets)	Dollar Tree	—
186	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	78.7%	1,512	14.41	ALDI	Chuck E. Cheese's, Michaels, Party City, Petco	—
187	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	99.2%	1,569	9.78	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
188	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	93.8%	1,242	10.61	Price Chopper (Associated Wholesale)	—	—
189	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	477	6.98	Schnucks	—	—
190	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
191	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	94.6%	4,699	17.41	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
192	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,204	9.07	Patel Brothers	Big Air Trampoline, Big Lots, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
193	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	99.2%	2,854	15.98	LIDL	Boot Barn, Conn's Home Plus, Harbor Freight Tools, PetSmart	Target, The Home Depot
194	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	93.8%	4,006	14.96	Walmart Supercenter*	bealls, Best Buy, Dollar Tree, Five Below, Michaels, Pep Boys, pOpshelf, Ross Dress for Less	—
195	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	100.0%	6,051	14.86	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, Party City, PetSmart, Ross Dress for Less, Shoe Carnival, Ulta, Wayfair Outlet	Target
196	University Commons	Greenville	NC	Greenville, NC	1996	233,153	100.0%	3,626	15.55	Harris Teeter (Kroger)	Barnes & Noble, Petco, HomeGoods, Shoe Carnival, T.J.Maxx	Target
197	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.8%	1,591	16.73	—	Person County Health & Human Services	—
198	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.1%	4,314	12.59	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
199	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	100.0%	2,274	16.25	—	Burlington Stores, Party City, PetSmart, Shoe Carnival, Sportsman's Warehouse	Target
200	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,015	17.06	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
201	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	86.3%	2,909	12.73	Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot, O'Reilly Auto Parts	—
202	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	914	13.33	CHEF'STORE (US Foods)	Mattress Firm	—
203	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	98.8%	2,227	23.08	—	Boston Interiors, Planet Fitness	—

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

204	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	100.0%	2,731	14.66	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
205	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,635	21.89	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
206	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	90.7%	787	9.68	—	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
207	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	97.1%	1,660	11.27	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
208	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2023	245,984	95.7%	2,294	9.74	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
209	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	99.6%	5,090	24.87	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
210	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
211	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	97.7%	3,570	15.97	LIDL	Big Lots, Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
212	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,215	14.77	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
213	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	100.0%	1,811	14.23	Super Stop & Shop (Ahold Delhaize)	—	—
214	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	95.4%	7,547	23.55	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
215	Middletown Plaza (3)	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2024	201,679	92.3%	3,780	20.32	Trader Joe's	At Home, Party Fair, Petco, Retro Fitness	—
216	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	94.5%	1,357	31.54	ShopRite	—	—
217	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	81.9%	4,181	20.07	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Texas Roadhouse	—
218	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	78.5%	2,654	21.19	—	Blink Fitness (Equinox)	—
219	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,351	98.2%	1,806	13.48	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
220	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	97.3%	3,561	20.42	ShopRite (Village Supermarket)	Staples	—
221	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	710	19.61	ShopRite (Village Supermarket)	—	—
222	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	98.8%	1,575	18.16	Uncle Giuseppe's*	Dollar Tree, Jersey Strong	—
223	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	100.0%	3,889	17.99	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
224	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,749	96.0%	2,939	34.10	ALDI	T.J.Maxx	—
225	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	90.9%	1,819	24.34	TBA, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
226	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	91.3%	2,111	29.85	Stop & Shop*	—	Walgreens
227	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1965	42,594	98.9%	1,244	29.53	Wild by Nature Market (King Kullen)	—	—
228	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	217,893	100.0%	4,399	20.19	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
229	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2024	196,148	91.1%	6,229	35.67	H-Mart	Barnes & Noble, T.J.Maxx, Ulta	—
230	Unity Plaza	Hopewell Junction	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,430	21.20	Acme (Albertsons)	—	—
231	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	92.5%	1,970	10.41	ALDI	Big Lots, JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—
232	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,725	23.89	Key Food Marketplace	T.J.Maxx	—
233	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	679	39.94	Trader Joe's	—	—
234	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,567	25.31	KolSave Market*	Dollar Tree, Planet Fitness	—
235	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,470	100.0%	1,473	40.39	North Shore Farms	CVS	—
236	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	222,775	93.3%	3,472	17.47	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	—
237	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	97.5%	2,211	11.14	—	Ashley Homestore, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

238	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	2,083	17.07	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
239	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,589	98.1%	5,690	24.82	A Matter of Health	Barnes & Noble, Crazy Hot Deals, Jembro, Marshalls, Ulta	—
240	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,743	100.0%	1,589	39.98	—	—	—
241	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	94.2%	3,393	27.72	—	Dollar Tree, HomeGoods	—
242	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,132	21.51	Fine Fare	CVS, T.J.Maxx	—
243	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,132	26.08	Costco*	HomeSense, Marshalls, PetSmart, Ulta	—
244	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,298	29.41	—	HomeGoods	—
245	College Plaza (3)	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2024	193,265	93.7%	4,292	26.01	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	Firestone
246	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.0%	2,138	13.58	—	Dollar Tree, Staples	—
247	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,451	11.83	—	Boot Barn, JOANN, Kohl's, PetSmart, Ross Dress for Less	Target
248	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,647	17.84	—	HomeGoods, Michaels, Old Navy	—
249	Town Square Mall (2)	Vestal	NY	Binghamton, NY	1991	291,346	92.9%	4,797	17.73	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
250	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.8%	2,953	34.83	H-Mart	—	—
251	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	151,048	95.8%	2,497	17.87	Giant Eagle	—	The Home Depot
252	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	98.7%	2,795	18.48	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
253	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,348	99.3%	1,597	9.81	Kroger	Pet Supplies Plus, Salvation Army	—
254	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,551	99.5%	4,229	16.77	Fresh Thyme Farmers Market (Meijer)	Esporta Fitness, HomeGoods, Painted Tree Marketplace, T.J.Maxx	—
255	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,883	84.0%	4,634	23.69	—	Dollar Tree, Michaels, Old Navy, PetSmart, T.J.Maxx, Ulta	Target
256	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,343	38.21	Kroger	—	—
257	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	95.0%	1,513	10.99	Kroger	Dollar Tree, Planet Fitness	—
258	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	90.8%	1,464	13.12	Kroger	—	—
259	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	85.8%	4,107	14.72	Health Foods Unlimited	Burlington Stores, JOANN, Party City, PetSmart, Value City Furniture	—
260	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	90.7%	6,015	11.38	Giant Eagle, Marc's, BJ's Wholesale Club*	Dollar Tree, Five Below, JOANN, Marshalls, OfficeMax, Party City, Petco, Treasure Hunt, UFC Gym	—
261	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,226	17.51	—	Ollie's Bargain Outlet, Sears Outlet	—
262	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,575	28.35	Kroger	Advance Auto Parts, Rainbow Shops	—
263	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	82.9%	1,869	13.21	Kroger	Big Lots, Crunch Fitness, Dollar General, Harbor Freight Tools	—
264	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,876	20.74	Giant Food (Ahold Delhaize)	CVS	—
265	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	100.0%	366	36.99	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
266	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	96.6%	4,218	14.09	Giant Food (Ahold Delhaize)	Big Lots, Citi Trends, Marshalls, PetSmart, Powerhouse Gym, Staples	—
267	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	98.5%	3,122	12.46	—	Ollie's Bargain Outlet, Planet Fitness	—
268	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	317	11.57	—	—	—
269	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.1%	2,746	20.78	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
270	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	90.7%	1,832	19.99	Kimberton Whole Foods	—	—
271	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	234,874	88.4%	4,773	22.99	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
272	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,234	29.24	Giant Food (Ahold Delhaize)	—	—

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

273	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	100.0%	682	15.13	Hung Vuong Food Market*	—	—
274	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	312,355	98.9%	3,830	19.59	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
275	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	238,793	79.5%	4,039	21.26	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—
276	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,519	20.61	—	Ross Dress for Less	—
277	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	92.2%	1,058	21.07	Weis Markets*	DaVita Dialysis	—
278	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,909	98.9%	8,333	38.56	McCaffrey's	Ulta	—
279	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	97.9%	3,038	29.18	—	Target	—
280	Roosevelt Mall (3)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	588,789	97.8%	10,337	39.75	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
281	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,680	9.51	Redner's Warehouse Market	Big Lots, Ross Dress for Less	—
282	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,719	11.69	ALDI	Big Lots, Dollar Tree, Five Below, Planet Fitness	—
283	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	473	11.34	Fresh Grocer*	—	—
284	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	4,062	18.58	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Party City, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
285	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	811	13.96	Giant Food (Ahold Delhaize)	—	—
286	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	98.9%	3,537	11.76	Redner's Warehouse Market	Decor Home Furniture, Dollar Tree, Gabe's, PetSmart, Ross Dress for Less, Staples	—
287	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,723	35.97	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	—
288	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	99.2%	3,047	18.44	Kroger	—	—
289	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	98.5%	1,686	20.25	Lowes Foods (Alex Lee)	—	—
290	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	27.8%	440	24.23	—	—	—
291	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	100.0%	1,892	11.01	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
292	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	72.7%	2,509	10.76	—	American Freight, NewSpring Church, Planet Fitness	—
293	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	98.8%	1,810	15.26	Publix	Petco, T.J.Maxx, Ulta	—
294	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	99.1%	2,569	19.79	—	Petco, Ross Dress for Less, T.J.Maxx	Target
295	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	2023	376,980	94.1%	4,927	14.22	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
296	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	100.0%	3,606	13.75	ALDI	At Home, Big Lots, HomeGoods	—
297	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	95.7%	4,378	13.80	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
298	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	100.0%	2,260	10.20	—	bealls, Belk, Hobby Lobby, Marshalls, Ross Dress for Less	—
299	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,020	8.55	—	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	—
300	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.5%	9,838	16.71	—	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
301	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	95.8%	1,527	13.96	Kroger	—	—
302	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,082	13.10	Kroger	—	Walgreens
303	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.1%	2,187	13.33	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
304	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	97.8%	1,650	17.58	—	Goodwill, Sky Zone	—
305	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	739	10.31	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
306	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	85.2%	940	8.06	—	AlphaGraphics	—
307	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	100.0%	3,552	20.40	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

308	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,539	29.23	Kroger	CVS	—
309	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	87.6%	1,265	17.06	—	Crunch Fitness, Five Below	—
310	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,422	26.67	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
311	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,352	20.40	—	EOS Fitness	—
312	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	806	11.90	—	Canales	—
313	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	525	11.54	—	Big Lots	—
314	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,271	13.54	El Rio Grande Latin Market	Family Dollar	—
315	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2024	576,556	94.1%	8,242	19.46	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Kids Empire, LA Fitness, Ross Dress for Less, South Oak Cliff Dialysis, Target	—
316	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	96.9%	1,202	10.49	Food Town	bealls, Walgreens	—
317	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	2,066	12.12	Tom Thumb (Albertsons)	Dollar Tree, Goody Goody Wine & Spirits	—
318	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	96.2%	4,390	23.11	Tom Thumb (Albertsons)	DSW, Ulta	—
319	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	788,584	99.4%	18,208	23.22	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Party City, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
320	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,556	17.48	Truong Nguyen Market	—	—
321	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	98.7%	1,262	12.86	—	Painted Tree Marketplace, Planet Fitness	—
322	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	95.3%	744	10.90	Kroger	—	—
323	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	91.4%	936	33.61	Kroger	—	—
324	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	98.2%	2,929	32.34	—	CVS, My Salon Suites	—
325	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,982	96.3%	734	8.28	Food Town	—	—
326	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	98.7%	973	13.67	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
327	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	68.7%	1,054	15.84	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
328	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	97.8%	2,513	12.34	El Rancho (Heritage Grocers)	Big Lots, Conn's Home Plus, XL Parts	—
329	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	93.7%	1,335	22.74	—	24 Hour Fitness	—
330	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2024	111,206	90.5%	1,189	11.81	La Michoacana Supermarket	Aaron's, Fitness Connection	—
331	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	96.8%	1,657	10.08	—	Big Lots, Hobby Lobby, King Dollar, Octapharma, Walgreens	—
332	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.2%	1,023	10.39	Foodarama	bealls, Kids Empire	—
333	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,656	99.1%	4,182	17.10	Kroger	Big Lots, JD Sports, Petco, Planet Fitness, Ross Dress for Less	—
334	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	38,724	100.0%	648	16.73	El Rancho*	WSS	—
335	Northshore (2)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	232,654	97.1%	3,402	15.28	El Rancho (Heritage Grocers)	Conn's Home Plus, Dollar Tree, Kamada Plasma, Melrose Fashions, Nova Healthcare, Office Depot	—
336	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,529	96.3%	2,600	14.36	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross)	—
337	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,664	99.1%	2,223	12.67	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
338	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	91.6%	3,441	25.69	H-E-B	—	—
339	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,623	84.9%	1,209	17.23	ALDI	Dollar Tree, Party City	—
340	West U Marketplace	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	60,136	100.0%	1,616	26.87	Whole Foods Market (Amazon)	—	—
341	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	96.6%	2,733	11.51	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Shoe Carnival, Walgreens	—
342	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	96.4%	2,144	16.19	Kroger	LA Fitness	—
343	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	181,888	99.0%	2,079	11.54	Kroger	bealls, Octapharma, Petco, Retro Fitness	—
344	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	98.5%	1,462	9.49	Kroger	American Freight, Goodwill, Harbor Freight Tools, Walgreens	—

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

345	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	147,500	88.7%	2,935	23.41	Central Market (H-E-B)	—	—
346	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2024	256,379	81.5%	5,756	27.54	—	Gap Factory Store, HomeGoods, Petco	—
347	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,100	97.0%	1,621	13.76	El Rancho	Retro Fitness	—
348	Lake Pointe Village	Sugar Land	TX	Houston-The Woodlands-Sugar Land, TX	2010	162,263	87.8%	4,321	30.32	Whole Foods Market (Amazon)	—	—
349	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,884	93.5%	2,498	12.07	Kroger	Conn's Home Plus, Five Below, Harbor Freight Tools, Planet Fitness	—
350	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	89.5%	1,979	21.95	—	Tesla	—
351	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	79.1%	1,036	9.85	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
352	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,233	99.2%	2,423	17.30	—	Gold's Gym, Hobby Lobby	Kohl's
353	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,356	15.75	Kroger	Hamrick's	—
354	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,577	9.49	—	Dollar Tree, Kohl's, PetSmart	—
355	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,014	99.8%	3,354	22.63	Trader Joe's	Five Below, JOANN, PetSmart, Ulta	—
356	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	98.6%	2,253	10.24	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
357	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	97.1%	3,709	17.50	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
358	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	98.7%	1,057	10.89	Pick 'n Save (Kroger)	—	—
359	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,430	100.0%	1,746	8.58	—	Hobby Lobby, Kohl's	Big Lots, Five Below, HomeGoods, Sierra Trading Post
360	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	54.1%	625	15.33	—	Sportsman's Warehouse	—

	TOTAL PORTFOLIO					63,750,978	95.4%	$987,681	$17.26

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended June 30, 2024	Page 46